Exhibit 99.2

W: moonlaketx.com | E: info@moonlaketx.com © 2024 | Proprietary | MoonLake TX MoonLake Immunotherapeutics March 10 th 2024 R&D Day San Diego, during AAD

Welcome to our R&D Day

MoonLake

Logistics

Date: March 10th, 2024
Time: 09.00-11:30 PST
Location: Westin San Diego Bayview
(Webcast also available)



Next-Level Therapies
To Elevate Care
in Inflammatory Diseases
MoonLake
moonlaketx.com
Nasdaq

Agenda

Topic	Sub-topics	Speaker	Timing
Introduction	- Welcome & session details	Matthias Bodenstedt	5 mins
PsA *Going beyond in Rheumatology*	- PsA, a multi-domain challenge - SLK in a competitive context - ARGO data read-out (24 weeks) - Next steps on Ph 3 program	Prof. Joseph Merola Kristian Reich	40 mins
HS *A franchise building indication in Derm*	- HS, a devastating disease - The MIRA data in context - Regulatory feedback & Ph 3 program - Market size & potential	Prof. Ken Gordon Kristian Reich Jorge Santos da Silva	40 mins
New frontiers for SLK and MLTX	- Unlocking the value of SLK - New Indications - Path forward catalysts 2024/2025	Jorge Santos da Silva	20 mins
Moving Forward	- Financials & next steps - Next steps for MLTX	Matthias Bodenstedt	5 mins
Q&A session			To end

Source: MoonLake Corporate

© 2024 | Proprietary | MoonLake TX

2

Disclaimer Source: MoonLake Corporate © 2024 | Proprietary | MoonLake TX 3 Forward Looking Statements Certain statements in this presentation may constitute “forward - looking statements” within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding : plans for preclinical studies, clinical trials and research and development programs ; the anticipated timing of the results from those studies and trials ; potential market opportunities, estimates of market size, and estimates of market growth ; potential indications ; the timing of regulatory meetings ; the occurrence and timing of market engagement ; expectations regarding the time period over which our capital resources will be sufficient to fund our anticipated operations ; the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts ; and effects on liquidity and capital resources, including cash position . In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate”, “believe”, continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “ strive”, “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that such statement is not forward looking . Forward - looking statements are based on current expectations and assumptions that, while we and our management consider reasonable, as the case may be, are inherently uncertain . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward - Looking Statements” in our Annual Report on Form 10 - K that was filed with the U . S . Securities and Exchange Commission (the “SEC”) on February 29 , 2024 , as well as factors associated with companies, such as MoonLake Immunotherapeutics, that operate in the biopharma industry . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein . We neither undertake nor accept any duty to release publicly any updates or revisions to any forward - looking statements to reflect any change in our expectations or in the events, conditions or circumstances on which any such statement is based . This presentation does not purport to summarize all of the conditions, risks and other attributes of MoonLake Immunotherapeutics . Industry and Market Data Certain information contained in this presentation relates to or is based on studies, publications, surveys and our own internal estimates and research . In this presentation, we rely on, and refer to, publicly available information and statistics regarding market participants in the sector in which we compete and other industry data . Any comparison of us to any other entity assumes the reliability of the information available to us . We obtained this information and statistics from third - party sources, including reports by market research firms and company filings . In addition, all of the market data included in this presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while we believe our internal research is reliable, such research has not been verified by any independent source and we have not independently verified the information . Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights .

Instructions for this session Please take note of the disclaimer on the previous page You can submit your questions through the Q&A function – questions are only visible to the moderators – we will address as many questions as possible at the end of this session The presentation and a replay will be made available on our IR website For any technical issues during the webcast, also use the Q&A function to request support Other requests should be directed to ir@moonlaketx.com or media@moonlaketx.com Source: MoonLake Corporate © 2024 | Proprietary | MoonLake TX 4

MoonLake

- **Founded in 2021** in Switzerland
- **Nanobody® technology** licensed in initial private round
- **Unique molecule with sonelokimab**, tri-specific IL-17A & IL-17F Nanobody® to elevate treatment in inflammation in a **$40bn+ market**
- **Public on Nasdaq** since April 2022 and **~$750m raised** to date
- **Clinical phase company** successfully concluded phase 2b studies in psoriasis (n=313), HS ("MIRA", n=234), and PsA ("ARGO", n=207)
- **Commencing Phase 3 programs in 2024** with first **commercial launches expected in 2027**
- Driven by a top-tier team, target is to unlock a **pipeline-in-a-product across large indications** from 2023 (>$5bn in HS & PsA alone)

Source: MoonLake Corporate



Do you still Antibody?
Revolutionizing Immunotherapy
through Nanobody® technology
MoonLake
moonlaketx.com
Nasdaq

A differentiated molecule – Do you still Antibody?

MoonLake

Nanobodies® are much smaller than traditional antibodies


VH
VL
VHH
VHH
Conventional IgG (~ 150kDa)
Heavy-chain-only antibody (~ 85kDa)
Nanobody® single-domain antibody (~ 15kDa)

They can be designed to have multiple and different binding domains


Anti-IL 17F
Binds IL-17F
+
Anti-albumin
Binds albumin
+
Anti-IL-17A or IL-17F
Binds IL-17A or IL-17F

IL-17A & IL-17F

Sonelokimab is a ~40kDa humanized Nanobody® consisting of three VHH domains covalently linked by flexible spacers - around a quarter of the size of traditional antibodies

With 2 domains, it binds with high affinity to IL-17A and IL-17F – a third domain binds human albumin

Subcutaneous administration, Q4W

Source: MoonLake Research

© 2024 | Proprietary | MoonLake TX
6

It's all about the dimers

Illustrative

IL-17A and IL-17F function as dimers to drive inflammation, through activation of IL-17RA & RC receptor complexes

Different IL-17RA & RC chains combine to form complexes, and those have different affinity for different dimers[1,2]

Not all IL-17-targeting therapeutics can inhibit IL-17A/A, IL-17A/F and IL-17F/F dimers

SLK is the only asset that binds all dimers and with similar affinity



A/A
A/F
F/F
A A
A F
F F
ACELYRIN
IL-17A/A inhibitors
Lilly
DICE
NOVARTIS
IL-17A inhibitors
ucb
IL-17A and IL-17F Nanobody*
Sonelokimab
MoonLake
IL-17RA
IL-17RA
IL-17RA
IL-17RC
IL-17RC
IL-17RC
Dimer affinity of receptor
F/F
A/A

1 Liu S, et al. Nat Commun. 2013;4:1888; 2 Goepfert A. et al. Immunity. 2020 Mar 17;52(3):499-512

Source: MoonLake Research

© 2024 | Proprietary | MoonLake TX 7

SLK rapidly becoming a leader in large inflammatory diseases

MoonLake

	Trial	Patients (n)	Leading MoA	SLK leading asset
HS	Phase 2b (MIRA) *Placebo-controlled with Humira™*	234	IL-17A & F TNF & IL-17A	✓ **Highest** ever primary endpoint (HiSCR75), **largest** deltas to placebo, depth of responses
PsA	Phase 2b (ARGO) *Placebo-controlled with Humira™*	207	IL-17A & F TNF & IL-17A	✓ **Highest responses** in skin/joints, incl. critical composite scores
PsO	Phase 2b *Placebo-controlled with Cosentyx™*	313	IL-17A & F IL-23 & IL-17A	✓ **Largest** delta vs market leader Cosentyx™ at PASI100, compared to BKZ, IL-23, etc.
Other Rheum & Derm	TBA	TBA	IL-17A & F Other	○ IL-17A & F inhibition **best** data in AS, nr-AxSpA, PPP…

PsA ARGO 24 -eek data presented today, also information on other indications

Source: MoonLake Corporate

© 2024 | Proprietary | MoonLake TX 8

© 2024 | Proprietary | MoonLake TX PsA Going beyond in Rheumatology 9

© 2024 | Confidential and Proprietary | MoonLake TX 10 PsA – A multidomain challenge Prof. Joseph F. Merola

11 © 2024 | Proprietary | MoonLake TX Prof. Merola is a consultant and/or investigator for Amgen, Boehringer Ingelheim, Bristol - Myers Squibb, AbbVie, Eli Lilly, Novartis, Janssen, UCB, Sanofi, Regeneron, Sun Pharma, Biogen, Pfizer, MoonLake Immunotherapeutics Disclosures

12

PsA is a multidomain disease, involving joints and skin

PsA is a multidomain disease

Treatments are assessed using clinical and patient-reported outcomes across domains

Key clinical endpoints
Joints and skin[4]



Other clinical domains[4]



Axial | Enthesitis | Nail | Dactylitis

Patient-reported outcomes[5]

- Function e.g. HAQ
- Pain e.g. VAS
- Disease severity e.g. PGA

Multidomain composite outcomes[5]

Multidomain composite outcomes are used with increasing prominence in clinical trials to assess treatment impact simultaneously across domains

MDA — **Minimal Disease Activity**

= ≥5 out of 7 stringent multidomain outcomes



Tender joints | Swollen joints | Skin lesions | Tender entheses | HAQ | Pain | PGA

ACR + PASI — **Response in joints + skin**



ACR50 + PASI100

Can we elevate to ACR70 + PASI 100?

1 https://www.psoriasis.org/psoriasis-statistics/ Accessed Mar 2024   2 Merola et al Dermatol Ther 2023:13:2635–2648   3 Luce et al AAD 2024:Poster 50361   4 Coates et al Nat Rev Rheumatol 2022:18:465–479 | Dactylitis and nail/skin images courtesy of Prof. Joseph F. Merola and Prof. Kristian Reich, respectively (please do not reproduce) | Other images reproduced (CC-BY licenses) from Mochizuki et al Case Rep Rheumatol 2018:2018:4216938, Jurik Insights Imaging 2011:2:177–191, McQueen et al Arthritis Res Ther 2006:8:207   5 Gossec et al J Rheumatol 2018:45:6–13

© 2024 | Proprietary | MoonLake TX

41% already had joint symptoms, but in most cases had not discussed treating these symptoms with their doctor 6 13 PsA is common and often underdiagnosed — and undertreated 1 Johns Hopkins Medicine [https:// www.hopkinsarthritis.org/arthritis - info/psoriatic - arthritis ] Accessed Mar 2024 2 National Psoriasis Foundation [https:// www.psoriasis.org/psoriasis - statistics ] Accessed Mar 2024 3 Merola et al Dermatol Ther 2023;13:2635 – 2648 4 Mease et al. J • 1.5 million Americans are thought to be living with PsA 1 30% of patients with PSO progress to a PsA diagnosis 2 • 47% of patients already have musculoskeletal symptoms at PSO diagnosis 3 PsA is common New research at AAD 2024 Among surveyed US patients with PSO: ~2 in 5 patients diagnosed with PsA are not on biologics in a recent international survey 5 ~2 in 5 patients with PsA were underdiagnosed in the PREPARE non - interventional study 4 However, PsA is often underdiagnosed or undertreated 41% 41% Am Acad Dermatol. 2013;69:729 – 35 5 Tillett et al. Rheumatol Ther. 2020;7:617 – 37 6 Luce et al AAD 2024;Poster 50361 © 2024 | Proprietary | MoonLake TX

14

The symptom burden of PsA leads to substantial work impairment

- Anxiety
- Pain
- Depression
- Fatigue
- Disturbed sleep

→ **Functional impairment** →

44%



Work impairment

among patients with PsA in the COPPAR registry (N=113)[1]

A **>30%** and **>25%** prevalence in PsA of anxiety and depression[2]

4 in 5 patients report fatigue,[3] with a major impact on physical activity

- **Fatigue**, **pain**, **anxiety**, **depression** and **disturbed sleep**[1,5,6] are interconnected symptoms[4] linked to work impairment
- **Multidomain** disease[7] is also associated with work impairment, including **skin**, **polyarticular**, and **entheseal** involvement

Using treatments that better resolve symptoms will have wide-ranging benefits for patients and society

1 Shadick et al ACR 2023;Poster 0488
2 Vestergaard et al RMD Open 2024;10:e003412
3 Gossec et al J Rheumatol 2022;49:1221–8
4 Haugeberg et al Arthritis Res Ther 2020;22:198
5 Gossec et al Ann Rheum Dis 2020;79 (suppl 1):AB0821
6 Spindler et al J Am Acad Dermatol 2021;85:910–922
7 Walsh et al Joint Bone Spine 2023;90:105534

© 2024 | Proprietary | MoonLake TX

15 High clinical response in skin, in addition to joints, is critical for patients Image credits: skin — courtesy of Prof. Kristian Reich, joints — Mochizuki et al Case Rep Rheumatol 2018:2018:4216938 1 Quality of life data from 402 patients with PsA and moderate - to - severe skin involvement (≥3% BSA) after 24 weeks on It is critical to assess treatment response in both joints and skin to make the biggest difference to patients Multidomain PsA leads to more pronounced QoL impairment 2 • A greater risk of flare • More substantial work impairment • Higher rates of anxiety and depression • Worse overall quality of life scores Joints DAPSA response Skin PASI response Biggest QoL impact 1 – 10 0 10 20 30 QoL improvement Change in EQ - 5D - VAS ACR + PASI Assess response in both joints + skin therapy/placebo in the SPIRIT Phase 3 clinical study program (heat map image reproduced with permission from Prof. Merola) | Kavanaugh et al Arthritis Rheumatol 2017;69(suppl 10);AB2539 2 Tillett et al Rheumatol Ther 2020;7:617 – 37 © 2024 | Proprietary | MoonLake TX

16

Most patients currently do not achieve MDA, even with biologics

>3 in 4 patients do not achieve MDA
within 6 months of biologic initiation[1]


77% did not achieve MDA

% of patients who achieved MDA in a US real-world study

Patients who do not achieve MDA may also have a higher overall disease burden, e.g.:[2]

- More fatigue
- Worse physical function
- Worse mental function
- Greater quality of life impact

Treatment ceiling in PsA: advances in PsA treatment have led to success in some domains, but achievement of MDA with biologics remains challenging, even for newer therapies

1 Data from the CorEvitas registry (N=1,251); Ogdie et al ACR 2021;abstract 1344   2 Coates et al RMD Open 2019;5:e001002.

© 2024 | Proprietary | MoonLake TX

IL-17i is the only biologic class preferred in all clinical domains of PsA

17

Joints | Skin | Other domains









Preferred biologic(s)[1]	Peripheral arthritis	Psoriasis	Axial	Enthesitis	Dactylitis	Nails	Radiographic progression
IL-17i	✓ (green)	✓ (green)	✓ (green)	✓ (green)	✓ (green)	✓ (green)	✓ (green)
TNFi	✓ (green)	✓ (yellow)	✓ (green)	✓ (green)	✓ (green)	✓ (yellow)	✓ (green)
IL-12/23i	✓ (yellow)	✓ (yellow)	✗ (red)	✓ (green)	✓ (green)	✓ (yellow)	✗ (red)
IL-23i	✓ (yellow)	✓ (green)	✗ (red)	✓ (green)	✓ (green)	✓ (green)	✗ (red)

1 Preferred biologic classes are based on the expert interpretation of clinical study results by Prof. Merola. Dactylitis and nail/skin images courtesy of Prof. Joseph F. Merola and Prof. Kristian Reich, respectively (please do not reproduce) | Other images reproduced (CC-BY licenses) from Mochizuki et al Case Rep Rheumatol 2018:2018:4216938, Jurik Insights Imaging 2011;2:177–191, McQueen et al Arthritis Res Ther 2006;8:207

© 2024 | Proprietary | MoonLake TX

18

Can we optimize IL-17 inhibition?

As the class of choice for addressing all domains in PsA, **innovation on MOA is centered on optimizing IL-17i**, based on increasing evidence that IL-17F drives psoriatic inflammation alongside IL-17A…



Skin: Plaque psoriasis (Moderate-to-severe)

Primary endpoint: PASI 100 at Week 16

PASI 100 BE RADIANT **Phase 3b H2H BKZ vs SEC**[1]


Improvement
P<0.001
+13
49
62
P<0.001
+19
46
67
SEC
A only
BKZ
A+F
SEC
A only
BKZ
A+F
Week 16 ITT-NRI
Week 48 ITT-NRI
IL-17A-only inhibitor
Secukinumab mAb
IL-17A+IL-17F inhibitor
Bimekizumab mAb

Inhibition of **both IL-17A+IL-17F** provides **greater benefits** in skin vs. inhibition of IL-17A only

A study in patients with moderate-to-severe psoriasis; only a subset of participants had PsA and the clinical significance of the findings is unclear (there are no head-to-head studies of these two MOAs in PsA); Reich et al N Engl J Med. 2021;385:142–52
Image of skin courtesy of Prof. Kristian Reich

© 2024 | Proprietary | MoonLake TX

3 41 PLC ADA ref BKZ 10 46 44 PLC ADA ref BKZ 19 IL - 17A and IL - 17F dual inhibition is a newly validated MOA in PsA Bimekizumab IL - 17A and IL - 17F inhibitor (160 mg Q4W) | BE OPTIMAL (Phase 3 PsA ) 1 1 NRI, non - responder impuation; McInnes et al Lancet 2023;401:25 – 37; 2 Merola et al Lancet 2023;401:38 – 48 ▪ Patients enrolled in the study were biologic - naïve — similar results were seen a TNF - IR study 2 Primary endpoint Key secondary endpoint Multidomain endpoint ACR 50 (joints) PASI 90 (skin) MDA 61 13 45 45 ADA ref BKZ PLC Week 16 NRI - ITT Inhibition of both IL - 17A and IL - 17F provided high levels of skin + joints responses at Week 16 © 2024 | Proprietary | MoonLake TX

20

Sonelokimab is a novel humanized Nanobody® targeting IL-17A+IL-17F

As a **Nanobody®**, **sonelokimab (SLK)** is designed to penetrate difficult-to-reach tissues and directly target sites of inflammation:[1,2]

- **Small size** (~40 kDa vs. ~150 kDa for a conventional mAb)
- **Albumin-binding domain** to extend half-life and target sites of inflammation

Sonelokimab Phase 2b in psoriasis[1]

- Rapid and durable skin clearance (PASI 100) with no unexpected safety findings

Sonelokimab Nanobody® ~40 kDa[1,2]


Anti-IL-17A
Anti-albumin
Anti-IL-17A or IL-17F
A A
A F
F F

Inhibits IL-17A/A, IL-17A/F, and IL-17F/F dimers

IL, interleukin; mAb, monoclonal antibody; PASI, Psoriasis Area and Severity Index.
1. Papp KA, et al Lancet. 2021; 397:1564–1575; 2. Svecova D, et al *J Am Acad Dermatol*. 2019; 81:196–203.

© 2024 | Proprietary | MoonLake TX

21 SLK achieved high levels of response in joints and skin by Week 12 Sonelokimab IL - 17A and IL - 17F inhibitor (Nanobody) | ARGO (Phase 2 PsA ) ▪ Both bio - naïve and - experienced patients were enrolled in the study Inhibition of IL - 17A and IL - 17F with a Nanobody showed promising efficacy in both skin + joints Week 12 NRI - ITT 15 50 77 20 43 46 PLC N=40 ADA ref N=42 SLK 60 mg N=41 Primary endpoint ACR 50 (joints) Key secondary endpoint PASI 90 (skin) PLC N=26 © 2024 | Proprietary | MoonLake TX ADA ref N=32 SLK 60 mg N=26

22 The SLK Nanobody ® also showed promising responses in composite scores 8 16 27 ADA ref SLK 60 mg PLC Sonelokimab ARGO Week 12 ITT - NRI SLK treatment provided a multidomain response in the ARGO trial that met stringent, high - threshold endpoints such as MDA and ACR 70 + PASI 100 Multidomain endpoint Joints + skin composite MDA ACR 50 + PASI 100 Higher threshold ACR 70 + PASI 100 8 22 31 PLC ADA ref SLK 60 mg 20 44 36 0 10 20 30 40 50 0 4 8 12 % participants Weeks SLK 60 mg ADA ref Placebo © 2024 | Proprietary | MoonLake TX

23 © 2024 | Proprietary | MoonLake TX Summary Week 12 data in the ARGO trial set high expectations of continuing increases in key endpoints, as well as multidomain composites , to Week 24 with SLK treatment • Unmet need across multiple domains demands novel PsA therapies • MDA is a PsA - specific , stringent endpoint that sets a high bar across domains , while ACR + PASI composites allow simultaneous assessment of key domains • IL - 17A + IL - 17F inhibition has the potential to optimize outcomes across PsA domains, including MDA and joint + skin composites • Sonelokimab is designed to combine the ‘ best of both worlds ’: IL - 17A + IL - 17F inhibition, mediated by a small, albumin - binding Nanobody ® • In the Phase 2 ARGO trial, inhibition of IL - 17A + IL - 17F with the Nanobody ® sonelokimab led to high levels of multidomain response by Week 12, with no sign of plateauing

© 2024 | Confidential and Proprietary | MoonLake TX 24 ARGO trial 24 wk data Kristian Reich

PsA: IL-17F dependent multi-domain disease in difficult-to-reach tissues

MoonLake

PsA is a multi-domain deep-tissue disease…



Peripheral arthritis
ACR50
Psoriasis
PASI 90
Disease Activity
Axial disease
Nail psoriasis
Enthesitis
Dactylitis

…with 3x IL-17F vs IL-17A[1]…



IL-17A PsA
IL-17F PsA

…and causing devastating damage



Synovitis
Joint & spine disease



Plaques

(PsA starts as enthesitis[2], with IL-17F producing cells in associated plaques[3] and axial disease[4-6], and with 80% of patients suffering from nail psoriasis[7])



Nail Psoriasis

Market size

0.5% Global prevalence

10+ USD bn sales beyond 2030

Unmet Needs

80% or more patients with multiple disease domains

10% skin involvement in PsA patients – severe skin disease

20% is still standard ACR level of improvement

1 van Baarsen LG, et al. Arthritis Res Ther. 2014; 16:426-436; 2 Schett G, et al. Nature Reviews Rheumatology. 2017; 13:731-741; 3 Prinz JC, et al. J Exp Med. 2020 Jan 6;217(1):e20191397; 4 Sweet K, et al. RMD Open 2021;7e001679; 5 Shao M, et al. Clin Immunol 2020;213:108374; 6 Lories RJ and McInnes IB, Nature Medicine. 2012; 18:1018-1019; 7 Reich K. J Eur Acad Dermatol Venereol. 2009; 23 Suppl 1:15-21; Clinical pictures K. Reich

Source: MoonLake Medical, Clinical pictures K. Reich

© 2024 | Proprietary | MoonLake TX
25

ARGO: Phase 2 trial design



Part B
Week 24 results
Screening
(up to 4 weeks)
Placebo-controlled period
active reference (no H2H)
Placebo/active reference crossover
Safety
Follow-up
~200 PsA patients
R1,2
Group 1
(n=40)
Sonelokimab 120 mg:
Weeks 0, 2, 4, 6, 8, then Q4W
SLK 120mg
K3
Sonelokimab 120 mg: Week 12, Q4W
Adalimumab 40 mg Week 12, Q2W
Inadequate Responders3
Group 2
(n=40)
Sonelokimab 60 mg:
Weeks 0, 2, 4, 6, 8, then Q4W
SLK 60mg
K3
Sonelokimab 60 mg: Week 12, Q4W
Sonelokimab 120 mg: Week 12, Q4W
Inadequate Responders3
Group 3
(n=40)
Sonelokimab 60 mg:
Weeks 0, 4, 8, then Q4W
SLK 60mg
NI
K3
Sonelokimab 60 mg: Week 12, Q4W
Sonelokimab 120 mg, Week 12, Q4W
Inadequate Responders3
Group 4
(n=40)
Placebo
PLC
K3
Sonelokimab 120 mg: Week 12, Q4W
Group 5
(n=40)
Adalimumab 40 mg Q2W
ADA 40mg
K3
Adalimumab 40 mg Week 12, Q2W
Sonelokimab 120 mg: Week 12, Q4W
Inadequate Responders3
Week 0
4
8
12
16
20
24
PE: ACR50
2° EP
2° EP
Results of
Nov 6th 2023
Focus of today's
results

Key design elements of ARGO

- Global study with approx. **50 sites**, with **207 patients** randomized
- **Double-blind, placebo-controlled, active reference arm**
- **Active PsA** (TJC68 ≥3, SJC≥3, current active PsO and/or confirmed PsO)
- **ACR50** as primary endpoint, **PASI90** as key secondary endpoint
- **ITT-NRI** primary analysis; Stratification by sex, previous bio use
- **SLK 120mg** and **SLK 60mg reached stat sig at wk 12**
- Group 3 ("**SLK 60mg NI**", no induction) had not reached stat sig at wk 12
- **Some crossover arms** not analyzed separately (small samples, 5-7 pts/arm)

Notes: 1 Randomization stratified by sex and prior exposure to biologics; 2 At Week 0/Day 1, all eligible participants were randomized 1:1:1:1:1; 3 In the cross-over period, starting at Week 12, participants on sonelokimab 120 mg who did not achieve an adequate response switched to adalimumab 40 mg Q2W until Week 24; participants on sonelokimab 60 mg (started at baseline Q2W or Q4W) who did not achieve an adequate response switched to sonelokimab 120 mg Q4W until week 24; participants on adalimumab who did not achieve an adequate response switched to sonelokimab 120 mg Q4W until Week 24; an adequate response is defined as a reduction of the tender and swollen joint count of ≥20%. Participants on placebo at Week 12 were switched to sonelokimab Q4W until Week 24
Source: MoonLake Clinical

© 2024 | Proprietary | MoonLake TX
26

Disposition: The ARGO trial had a drop-out of rate of 5% in Part B

MoonLake

Disposition (Part A+B)



265 Screened
58 screen failed
207 Randomized
40 Placebo
41 Sonelokimab (SLK) 60mg NI (No induction)
41 Sonelokimab (SLK) 60mg
43 Sonelokimab (SLK) 120mg
42 Adalimumab 40mg Q2W (reference arm)
Discontinued (3)1
Discontinued (0)
Discontinued (1)2
Discontinued (2)3
Discontinued (1)4
Completed Part A: 37
Completed Part A: 41
Completed Part A: 40
Completed Part A: 41
Completed Part A: 41
37 SLK 120mg
34 SLK 60mg
5 SLK 120mg
34 SLK 60mg
5 SLK 120mg
36 SLK 120mg
5 Adalimumab
34 Adalimumab
7 SLK 120mg
Discontinued (3)5
Discontinued (0)
Discontinued (1)6
Discontinued (0)
Discontinued (0)
Discontinued (2)7
Discontinued (0)
Discontinued (2)8
Discontinued (2)9
Completed Part B: 34
Completed Part B: 38
Completed Part B: 39
Completed Part B: 39
Completed Part B: 37

Part B Database lock 7th February 2024, AE =Adverse Event, Wdw by S = Withdrawal by Subject; Completed Part A = completed treatment up to Week 10 and completed assessments to Week 12; 3 patients did not subsequently enter part B; 1: 1x Not Treated, 1x Wdw by S & 1 x Lack of Effect; 2: 1x Protocol withdrawal criteria; 3: 1x AE (not related to treatment) & 1x Wdw by S; 4: 1x Wdw by S; 5: 3 x AE; 6: 1 1x Wdw by S; 7: 1 x AE 1x Wdw by S; 8: 1 x PD 1 x Wdw by S; 9 1 x AE 1 x PD

Source: MoonLake Clinical

© 2024 | Proprietary | MoonLake TX

27

46.3 61.0 0 0 2 4 6 8 10 12 14 16 18 20 22 24 Weeks ACR70 response (Secondary endpoint) 70 +15pp 29.3 25.6 43.2 0 2 4 6 8 10 12 14 16 18 20 22 24 0 50 +16pp SLK efficacy in joints continues to improve to wk 24, with high responses Percent (%) pts reaching score, NRI 1 Cross overs Weeks Cross overs Percent (%) pts reaching score, NRI 1 ARGO (NRI 1 ) BE OPTIMAL 2 (NRI) Note: Comparison across trials have inherent limitations. No head - to - head trials 1 ITT - NRI up to Week 24, except that participants who were re - assigned from their original treatment arm at Week 12 as per protocol had last observation carried forward from W12 W24 SLK 60 W12 W24 SLK 120 W12 W24 PLC - > SLK 120 W12 W24 ADA W16 W24 BKZ W16 W24 ADA W12 W24 SLK 60 W12 W24 SLK 120 W12 W24 PLC - > SLK 120 W12 W24 ADA W16 W24 BKZ W16 W24 ADA PLC SLK 60mg ACR50 response (Primary endpoint) SLK 120mg PLC - >SLK 120mg Cross - trial comparison to BKZ 46 47 22 43 44 46 61 58 54 55 45 47 +6 - 2 29 26 24 28 39 42 43 36 29 14 29 30 +6 - 1 Week 12 onwards; 2 Ritchlin et al. Ann Rheum Dis 2023;82:1404 – 1414 BE OPTIMAL; Source: MoonLake Clinical © 2024 | Proprietary | MoonLake TX 28

Skin outcomes continue to improve to wk 24, beyond competitors PASI90 response Percent (%) pts reaching score, NRI 1 57.7 63.0 75.0 0 4 8 12 16 20 24 Weeks 0 90 15.4 48.1 Percent (%) pts reaching score, NRI 1 Cross overs PASI100 response Cross overs PASI response rates with SLK continue to increase to week 24 - clinical response has not plateaued Placebo crossover arms achieve 83% PASI90 and 75% PASI100 rates after just 12 weeks of SLK treatment Deltas between SLK dose and adalimumab at wk 24 up to 27% for PASI90 and 25% for PASI100 SLK 60mg & 120mg numerically outperform adalimumab on every PASI score tested at wk 24 (as well as ACR) SLK responses are numerically higher than observed with BKZ , (73% PASI90 and 56% PASI100 in BE OPTIMAL at wk 24) 2 20 24 Weeks 76.9 70.4 83.3 0 90 0 4 8 15.4 59.3 12 16 PLC Note: Comparison across trials have inherent limitations. No head - to - head trials 1 Subset of participants with BSA >=3% at baseline, ITT - NRI up to Week 24, except that participants who were re - assigned from their original treatment arm at Week 12 as per protocol had last observation carried forward from Week 12 onwards 2 2 Ritchlin et al. Ann Rheum Dis 2023;82:1404 – 1414 BE OPTIMAL Source: MoonLake Clinical © 2024 | Proprietary | MoonLake TX 29 SLK 60 SLK 120 PLC - >SLK 120

Most patients meet both joint & skin outcomes – a differentiated profile 31 33 8 22 23 16 46 52 42 34 31 25 +18pp +6pp +11pp +7pp Patients reaching both ACR50 and PASI90 Patients achieving both ACR50 and PASI100 Percent (%) pts reaching score, NRI 1 Percent (%) pts reaching score 42 44 8 25 58 59 46 38 +22pp BE OPTIMAL 2 ARGO ARGO (NRI) (NRI 1 ) (NRI 1 ) 120mg W12 W24 W12 W24 W12 W24 W12 W24 W12 W24 W12 W24 W24 W12 W12 W24 W12 W24 W12 W24 ADA BKZ ADA PLC - >SLK SLK 120 SLK 60 ADA PLC - >SLK 120 SLK 120 SLK 60 Delta grew from 11pp to 18pp between SLK and adalimumab by week 24, a pattern not seen with BKZ in BE OPTIMAL Note: Comparison across trials have inherent limitations. No head - to - head trials 1 Subset of participants with BSA >=3% at baseline, ITT - NRI up to Week 24, except that participants who were re - assigned from their original treatment arm at Week 12 as per protocol had last observation carried forward from Week 12 onwards; 2 Ritchlin et al. Ann Rheum Dis 2023;82:1404 – 1414 BE OPTIMAL Source: MoonLake Clinical © 2024 | Proprietary | MoonLake TX 30

SLK efficacy is **further shown with a higher the treatment goal**

MoonLake

Patients reaching both ACR70 and PASI100

Percent (%) pts reaching score, NRI[1]



27
35
48
22
38
8
+29pp
16
19
W12
W24
W12
W24
W12
W24
W12
W24
SLK 60
SLK 120
PLC->SLK 120
ADA

Almost **50% of patients** reach both ACR70 & PASI100 with SLK

At week 24 delta to adalimumab in this **high bar composite score is close to 30pp**

Strong signal of **elevated efficacy vs adalimumab**[2] on this higher hurdle endpoint

1 Subset of participants with BSA >=3% at baseline, ITT-NRI up to Week 24, except that participants who were re-assigned from their original treatment arm at Week 12 as per protocol had last observation carried forward from Week 12 onwards;
2 Nominal p value, post-hoc analysis ($p<0.05$), study not powered for statistical comparison between SLK and ADA arms

Source: MoonLake Clinical

© 2024 | Proprietary | MoonLake TX
31

MDA: A composite of ambitious clinical response targets in joints & skin

MoonLake

>3 in 4 patients do not achieve MDA
within 6 months of biologic initiation[1]


23%
Responder
77%
Non-responder

% of patients who were MDA responders

MDA breakdown[2]

MDA (Minimal Disease Activity) denotes a patient who has achieved **≥5 of the following 7 criteria**:

1. **Joints:** TJC ≤1
2. **Joints:** SJC ≤1
3. **Skin:** PASI ≤1 *(or BSA ≤3%)*
4. **Entheses:** Tender entheseal points ≤1
5. **PRO:** Patient pain VAS ≤15
6. **PRO:** Patient global activity VAS ≤20
7. **PRO:** HAQ-DI VAS ≤0.5

Achievement of MDA clinical responses with any biologic remains low

1 Data from the CorEvitas registry (N=1,251); Ogdie et al. ACR 2021;abstract 1344; 2 BSA, body surface area; HAQ-DI, Health Assessment Questionnaire Disability Index; PASI, Psoriasis Area and Severity Index; PRO, patient-reported outcome; S/TJC, swollen/tender joint count; VAS, visual analog scale; Gossec et al. J Rheumatol. 2018;45:6–13

Source: Prof Joseph Merola

© 2024 | Proprietary | MoonLake TX 32

Impact of SLK on MDA is clear: 60%+ of patients reach this high goal

MoonLake

Patients reaching Minimal Disease Activity (MDA)

Percent (%) pts reaching score



61
44
51
37
62
22[3]
+16pp
45
36
W12 W24
SLK 60
SLK 120
PLC->SLK 120
ADA
ARGO
(NRI[1])
48
42
0pp
41
48
W12 W24
BKZ
ADA
BE OPTIMAL[2]
(NRI)

SLK brought over 50% of patients to MDA response across arms, higher than has been seen in previous PsA trials

Delta to adalimumab was observed (up to 16pp) within the trial, which **has not been the case with BKZ** in the trial that incl. the same reference arm

Note: Comparison across trials have inherent limitations. No head-to-head trials 1 ITT-NRI up to Week 24, except that participants who were re-assigned from their original treatment arm at Week 12 as per protocol had last observation carried forward from Week 12 onwards; 2 Ritchlin et al. Ann Rheum Dis 2023;82:1404–1414 BE OPTIMAL; 3 Differs from the overall PLC rate at Week 12 (20%) because this includes only those participants who were crossed over to SLK 120mg at W12

Source: MoonLake Clinical

© 2024 | Proprietary | MoonLake TX
33

SLK also shows higher responses in deep - tissue at wk 24 73 65 50 61 56 SLK 60 SLK 120 PLC - > ADA SLK 120 BKZ N.d. ADA +12pp 67 86 100 60 SLK 60 SLK 120 PLC - > SLK 120 ADA +26pp Percent (%) of pts with LEI 2+ at baseline that improved 2+ pt Leeds Enthesitis Index (LEI) Nail PsO Resolution (mNAPSI=0) Percent (%) of pts with mNAPSI>0 at baseline that achieve mNAPSI=0 Note: Comparison across trials have inherent limitations. No head - to - head trials. 1 Last observation carried forward for all missing values; 2 ITT - NRI up to Week 24, except that participants who were re - assigned from their original treatment arm at Week 12 as per protocol had last observation carried forward from Week 12 onwards; 3 Merola et al., ACR Convergence 2023 poster 1433, estimate from graph ARGO (Wk 24, NRI 2 ) BE OPTIMAL 3 (Wk 24, NRI) - 9.3 - 10.0 - 8.3 - 13.2 SLK 120 SLK 60 Mean change from baseline Nail PsO Severity (mNAPSI) PLC - > ADA SLK 120 ARGO (Wk 24, LOCF 1 ) ARGO (Wk 24, NRI 2 ) Source: MoonLake Clinical © 2024 | Proprietary | MoonLake TX 34 Deltas to adalimumab continue to improve from week 12 to week 24

Part B crossover signals **potential of SLK in TNF non-responders**

ARGO trial design – Adalimumab group re-allocation at Week 12


Group 5
(n=40)
Adalimumab 40 mg Q2W
K3
Adalimumab 40 mg Week 12, Q2W
Sonelokimab 120 mg: Week 12, Q4W
Inadequate Responders3
Week 0
4
8
12
16
20
24

Patients reaching Minimal Disease Activity (MDA)

Percent (%) pts reaching score, NRI[1]


Only exposed to SLK for 12 weeks2
44
61
37
51
14
43
W12
W24
W12
W24
W12
W24
SLK 60
SLK 120
ADA->SLK 120

- In the 7 participants crossed from ADA to SLK 120mg, **MDA response rates at week 24 were similar to the other SLK arms** after 12 weeks of SLK exposure
- **Similar trends were seen on other endpoints** (e.g. PASI, mNAPSI, PhGADA, PROs, etc.)
- *Due to small n numbers, the crossover arms are not sufficiently powered for definitive comparisons with the other arms*
- We will **explore SLK potential in TNF-IR patients** in Phase 3

Note: Comparison across trials have inherent limitations. No head-to-head trials 1 Subset of participants with BSA >=3% at baseline, ITT-NRI up to Week 24, except that participants who were re-assigned from their original treatment arm at Week 12 as per protocol had last observation carried forward from Week 12 onwards; 2 Total of 7 inadequate ADA responders crossed over to SLK 120mg Inadequate response was defined as <20% improvement in either SJC or TJC by Week 12

Source: MoonLake Clinical

© 2024 | Proprietary | MoonLake TX
35

Higher 120mg efficacy in key subgroups

MoonLake

Response rates at week 24 (subgroups)

Percent (%) of pts, NRI[1]



SLK 60mg
SLK 120mg
Moderate-to-severe psoriasis
High level of inflammation
+3pp
39
42
All
+52pp
33
86
PASI >=10
+1pp
62
63
All
+24pp
33
57
PASI >=10
+3pp
39
42
All
+22pp
36
59
hsCRP>ULN
+1pp
62
63
All
+29pp
38
67
hsCRP>ULN
ACR70
PASI100

- Key subgroups may further **benefit with 120mg** vs 60 mg
- Incl. those with **high level of skin involvement** (moderate-to-severe PsO) and **high level of inflammation** (high CRP)
- Or patients with **high PsA disease activity** (DAPSA≥28) and presence of **nail disease** (mNAPSI>0)
- Other subgroups benefit at wk12 but the 60mg "catches-up" in many patients at wk 24 – **up-titration likely a case-by-case decision for these patients** (e.g., high MTX use, high weight, prio Bx use)
- Patients benefiting from higher dosing (from start or up-titration) **estimated to be 20-30%** of the trial population

1 ITT-NRI up to Week 24, except that participants who were re-assigned from their original treatment arm at Week 12 as per protocol had last observation carried forward from Week 12 onwards;

Source: MoonLake Clinical

© 2024 | Proprietary | MoonLake TX
36

Safety: **no notable signals,** a favorable benefit-risk profile in PsA

MoonLake

	Part A				Part A + B		
	Placebo	**Sonelokimab** 60mg w/induction	**Sonelokimab** 120mg w/induction	**Adalimumab** *(active reference)*	**Sonelokimab** 60mg	**Sonelokimab** 120mg	**Adalimumab** *(active reference)*
Patients with events, n	39	41	43	42	82	97	47
Any TEAE	15 (38.5%)	14 (34.1%)	17 (39.5%)	14 (33.3%)	37 (45.1%)	57 (58.8%)	22 (46.8%)
Any SAE	0	1 (2.4%)	0	0	1 (2.4%)[2]	4 (4.1%)[2]	0
Any TEAE leading to discontinuation	0	0	1 (2.3%)	0	0	6 (6.2%)[4]	0
Fatal TEAE	0	0	0	0	0	0	0
Most frequent TEAEs[1]							
Nasopharyngitis	1 (2.6%)	1 (2.4%)	0	3 (7.1%)	5 (5.6%)	5 (5.2%)	4 (8.5%)
Upper respiratory tract infection	1 (2.6%)	2 (4.9%)	1 (2.3%)	1 (2.4%)	5 (5.6%)	4 (4.1%)	2 (4.3%)
Injection site erythema (reaction)	0	2 (4.9%)	3 (7.0%)	1 (2.4%)	3 (3.7%)	3 (3.1%)	1 (2.1%)
Adverse events of special interest							
IBD	0	0	0	0	0	0	0
Diarrhea	0	1 (2.4%)	0	1 (2.4%)	1 (1.2%)	2 (2.1%)	1 (2.1%)
Candidiasis							
Oral Candidiasis	0	1 (2.4%)	0	0	2 (2.4%)	2 (2.1%)	0
Oropharyngeal Candidiasis	0	0	0	0	0	0	0
Esophageal Candidiasis	0	0	0	0	0	0	0
Vulvovaginal Candidiasis	0	0	0	0	0	0	0
Skin Candidiasis	0	0	0	0	0	0	0
Genital Candidiasis	0	0	0	0	0	0	0
Other adverse events of interest							
Serious hypersensitivity	0	0	0	0	0	0	0
Serious infection	0	1 (2.4%)	0	0	1 (2.4%)[2]	1 (1.0%)[2]	0
MACE	0	0	0	0	0	0	0
Liver AST/ALT > 5x ULN[3]	0	0	0	0	0	0	0

ALT, Alanine aminotransferase and AST, Aspartate transaminase; IBD, inflammatory bowel disease; MACE, major adverse cardiovascular event; SAE, serious adverse event; TEAE, treatment-emergent adverse event; ULN, upper limit of normal; 1 Top three most frequent AEs in the SLK groups. Note: The adalimumab therapy used in the MIRA trial was the originator drug (citrate-free formulation); 2 No SAEs judged to be treatment related; 3 One case with elevated transaminases >3x ULN in adalimumab arm reported as an AE; one case of transient elevated transaminases and CK concurrent with a reported event of exercise-related muscle inflammation in SLK 60 mg; 4 TEAEs leading to discontinuation included 1 x tonic-clonic seizure, 1x Furuncle, 1x Pharyngeal abscess & Subcutaneous emphysema,1 x Tonsillar inflammation, 1 x Epididymitis, 1 x Arthritis

Source: MoonLake Clinical

© 2024 | Proprietary | MoonLake TX 37

PK data shows ARGO PsA doses behave as expected 0 2 4 6 24 Weeks 0.01 0.1 1 10 100 3 μg/ml* 8 10 12 14 16 18 20 22 Last dose SLK 60mg SLK 120mg PLC ʇ SLK 120mg ADA - > SLK 120mg Sonelokimab geometric mean trough concentration (μg/mL) SLK trough concentrations Trough concentrations of crossed over arms replicate data from first 12 weeks, rapidly bringing SLK above optimal plasma concentration (to reduce large amounts of target) and remaining above level as patients move to maintenance dose * indicating optimal plasma concentration for tissue anti - inflammatory activity Source: MoonLake Clinical © 2024 | Proprietary | MoonLake TX 38

No signs of clinically relevant immunogenicity SLK 120mg geometric mean trough concentration (μg/mL) by ADA status SLK trough concentrations were unaffected by treatment - emergent ADA status 0.01 0.10 1 10 100 Weeks 0 0 2 4 6 8 10 12 14 16 18 20 22 24 0 2 4 6 8 10 12 14 16 18 20 22 24 Weeks 10 20 30 40 50 60 Treatment emergent ADA Yes (Y) Furthermore, clinical response was unaffected by anti - drug antibodies 1 No (N) SLK 120mg ACR50 response rate (%) by ADA status Similar for 60mg dose Source: MoonLake Clinical © 2024 | Proprietary | MoonLake TX 39

PsA: A clear path towards Phase 3 (current plan) What know now from ARGO ▪ Dose - response pattern in line with findings in plaque - type Psoriasis (PsO, 313 patients) and Hidradenitis Suppurativa (HS, 234 patients) ▪ Doses with optimal benefit - risk profile identified for PsA – 60 mg & 120mg (with induction) ▪ Support of favorable safety profile ▪ Main ARGO study design elements will be replicated in Phase 3 design ▪ Larger program size (potentially ~1,100 - 1400) expected to reduce variations driven by small groups ▪ Sub - groups with up - titration potential identified ▪ Endpoints confirmed for Phase3 – ACR50 & PASI90 – but with expected primary endpoint at week 16 and emphasis on composite secondaries ▪ Currently planning two trials ▪ TNF - IR trial ▪ Bio - naïve trial Planned FDA EoP2 timeline (parallel with EMA): ▪ Submission of FDA meeting request: Q1 2024 ▪ Submission of FDA briefing book: Q1 2024 ▪ FDA Meeting: Expected Q2 2024 ▪ Full TFLs from the Ph 2 PsA trial (ARGO) due by Q2 2024 Source: MoonLake Clinical © 2024 | Proprietary | MoonLake TX 40

IL-17 expected to become largest MoA in PsA in the next years

MoonLake

PsA market size estimates[1]


USD m
Bio
Non-Bio
~15[3]
~10[3]
6.5
5.5
1.1
9.0
7.3
1.6
7.9
2.2
2021
2031E
2035E[2]

Key notes

- IL-17 becomes **largest drug class** in the next years in PsA (already estimated as 35-40% of market in 2031)
- Most data sources, incl. DRG/Carivate have BKZ latest estimates performed **before BE COMPLETE** (Ph 3) results
- **SLK is not yet part** of general, publicly available estimates – although an all-analysts-average places **sales for PsA above blockbuster leve**l
- BKZ is **~18% of IL-17** class by 2031 according to DRG/Clarivate, which is **likely an underestimation** versus SEC or IXE
- Most analysts suggest a small percentage market share for SLK only (~1-15%) – likely **an underestimation** versus any biologic leading any immunology market[4]

1 Based on DRG/Clarivate data ("Bio" included TNFs, IL-12/23, IL-17 and IL-23 related assets; "Non-Bio" includes all DMARDs, JAK inhibitors and selection co-stimulation modulators); 2 Based on extending sales to 2035 using a 5-year historical CAGR (2027-2031); 3 Upper bound of range indicated in Analyst Reports that cover MLTX (where available); 4 Considering DRG data from 16 Immunology indications: PsA, RA, Asthma, Moderate adult AD, Severe adult AD, nr-axSpA, AS, CU, LN, SLE, PsO, COPD, Acute CD, Maintenance CD, Acute UC, Maintenance UC (where avg. biologic share per indication is ~13%, share of second leading biologic is ~23% and share of leading Biologic is 36%
Source: MoonLake, DRG/Clarivate, Analyst Reports

© 2024 | Proprietary | MoonLake TX | 41

Source: © 2024 | Proprietary | MoonLake TX 42 PsA: ARGO results confirm SLK as the potential leader in PsA MoonLake Corporate Unprecedented multi - domain response 60% of patients reach MDA and ~60% reach ACR50+PASI90 , at wk 24 - confirming consistent multi - domain impact of SLK Greater depth of response 40%+ reach ACR70 and 60%+ reach PASI100 by wk 24, with ~50% patients reaching the ACR70+PASI100 composite – long lasting effect and not yet maxed out More disease control Fast onset (ACR50, 27% wk 8) coupled with increasing efficacy at wk 24 (ACR50, 61% wk 24) – also reflected in deep tissue (70% nail clearance) and patient reported outcomes Flexible dosing 60mg confirmed as sufficient to achieve leading results in most domains, 120mg adds benefit in specific subgroups – highly convenient regimens (monthly maintenance) Beyond current biologics At wk 24, patients respond better with SLK vs. ADA in all critical scores and higher than other Bx – a differentiated step - up Favorable safety profile No new signals, mAb - like ISR rate, Candida (if present) transient and with no discontinuations

© 2024 | Proprietary | MoonLake TX HS Franchise building indication 43

© 2024 | Confidential and Proprietary | MoonLake TX 44 HS – A devastating disease Prof Kenneth B. Gordon

Disclosures

45

Prof Gordon has received honoraria and/or research support from the following pharmaceutical companies: AbbVie, Amgen, Arcutis, Bristol-Myers Squibb, Boehringer Ingelheim, Dermavant, DICE, Incyte, Eli Lilly, Janssen, LEO Pharma, MoonLake Immunotherapeutics, Novartis, Pfizer, Protagonist, UCB, Union

© 2024 | Proprietary | MoonLake TX

46

Hidradenitis suppurativa: a challenge and an opportunity

HS is **progressive** and results in **irreversible tissue destruction** over time...[1]

...we need HS therapies that treat **all types of lesions**, with the **opportunity for inflammatory remission**

Delayed and insufficient treatment are **critical gaps** in disease management...[2]

...we need HS therapies that provide **sustained and significant improvements** to patients' lives

2% Est. global prevalence

Delayed (and **under-**) **diagnosis** drive conservative prevalence estimates...[2,3]

...we need HS therapies that are **developed with all patients in mind** — reflecting many millions of people

Advanced disease with deep abscesses and tunnels[4]



Draining tunnel
Abscesses
T
T
T
T

Late-stage disease with extensive scarring and ulceration[4]



Ulceration

1 Sabat et al Nat Rev Dis Primers 2020;6:18 2 Krueger et al Br J Dermatol 2024;190:149–162 3 Ingram et al EADV 2023;Poster P0046 4 T, tunnel | Pictures courtesy of Prof. Kenneth B. Gordon and Dr Gretchen M. Roth

© 2024 | Proprietary | MoonLake TX

47 HS is characterized by a profound burden for patients and society NIS, National Inpatient Sample Symptoms 1 Key symptoms include... • Pain • Malodorous drainage • Low mood/depression …and may be more burdensome in patients with draining tunnels Hospitalizations Hospitalization and ER visits are common for patients with HS 2 • 30% of patients with HS were hospitalized as an inpatient on ≥1 occasion, in a US claims database covering 2016 – 2019 2 • 6 days in hospital and $33k costs represent a typical hospitalization of a patient with HS, according to NIS data 3 Work and employment burden In the US, HS leads to >2x days of lost work and nearly 3x disability days vs controls 4 18 8 11 8 4 4 0 5 10 15 20 Observed annual rate Patients with HS Control groups Total days of lost work Medically related absenteeism days Disability days N=6020 N=1204 >2x ~3x 2x 1 Ingram et al EHSF 2023;Poster P139 2 Chopra et al SID 2022;Poster 343 3 Bhattaru et al AAD 2023;Poster 43666 4 Tzellos et al Br J Dermatol 2019;181:147 – 154 5 Schneider - Burrus et al Br J Dermatol 2023;188:122 – 130 © 2024 | Proprietary | MoonLake TX A similarly severe impact on work and employment is seen in Europe 5

Chronic inflammation in HS progresses to irreversible tissue destruction

48



Psychosocial burden[1]
Major surgery
Minor surgery
Window of opportunity
Functional impairment
Tunnels
Tunnels are active sites of inflammation[2,3]
Scars
Early disease can lead to persistent, deep-seated nodules and abscesses[2]
Abscess
Nodules
Irreversible tissue destruction
Cutaneous damage
HS activity
Disease onset
Early disease
Late disease

Resolution of nodules, abscesses and tunnels in a 'Window of Opportunity' may offer the possibility of remission

Figure adapted from Martorell et al Actas Dermosifiliogr 2016;107(Suppl 2):32–42
1 Ooi et al JAAD Int 2023;10:89–94 2 Sabat et al. Nat Rev Dis Primers 2020;6:18 3 Navrazhina et al J Allergy Clin Immunol 2021;147:2213–2224

© 2024 | Proprietary | MoonLake TX

© 2024 | Proprietary | MoonLake TX 2 Can we treat HS more effectively in the ‘Window of Opportunity’? We need • More treatment options • Better therapies • Shorter time to treatment to allow health systems to move patients onto treatment more quickly, and to keep them there 49 HS Psoriasis 12 Only 2 biologics are approved for HS FDA - approved biologic therapies 1 1 Drugs @ FDA: HS — adalimumab, secukinumab. Psoriasis — etanercept, infliximab, adalimumab, ustekinumab, certolizumab pegol, secukinumab, ixekizumab, brodalumab, bimekizumab, guselkumab, tildakizumab, risankizumab

Current therapy with adalimumab has high discontinuation rates

50

Median drug survival
Adalimumab in US patients with HS[1]

<1
year

1 in 3 US patients with HS **discontinue** adalimumab within **6 months**[1]

Patient groups with the highest burden of drug discontinuation…[1]

- Women
- Medicaid coverage
- Younger adults
- Recent surgery

→ Similar rates observed in Europe: median drug survival reported from 8–9 months (Denmark) to 18 months (Netherlands)[2]

1 Kimball et al EHSF 2024;T6-P-08 2 Data also available for Austria | Ring et al JAMA Dermatol 2022;158:184–188, Prens et al Br J Dermatol 2021;185:177–184, Wiala et al EADV 2023;P0134, Ring et al Br J Dermatol 2024;doi:10.1093/bjd/ljae042

© 2024 | Proprietary | MoonLake TX

What do we need from an effective therapy in HS?

51

Sustained efficacy is key for both derms and patients[1,2] and is central to other aims of treatment

Hospitalizations[3,4]
- Reduce the burden of inpatient and ER visits
- Reduce surgical interventions

Symptoms[6]
Alleviate symptom burden by resolution of all inflammatory lesion types, including tunnels

Work and employment burden[5]
- Enable employment
- Increase personal happiness and social integration

Established safety profile[1,6] — Risk of serious adverse events is another important consideration for both derms and patients

The consequences of uncontrolled HS are substantial for all aspects of patients' lives and society

1 Ingram et al EHSF 2023;T6-O-15 2 Ring et al Br J Dermatol 2024;doi:10.1093/bjd/ljae042 3 Garg et al J Am Acad Dermatol 2020;82:366–376 4 Krueger et al Br J Dermatol 2024;190:149–162
5 Schneider-Burrus et al Br J Dermatol 2023;188:122–130 6 Willems et al Patient 2023;16:153–164

© 2024 | Proprietary | MoonLake TX

52 Treatment goals have not been advanced in eight years Additional therapeutics with alternative mechanisms of action and higher levels of response urgently needed 26 28 42 59 HiSCR 50 response, (%) 180 183 180 N = 180 163 163 153 154 N = SEC Q4W Placebo ADA Placebo +16 +31 Adalimumab (Humira ®1 ) FDA HS approval 2015 1 ▪ TNF inhibitor Traditional mAb (~148kDa) PIONEER I HiSCR 50 at Week 12 (ITT - NRI) PIONEER II HiSCR 50 at Week 12 (ITT - NRI) 50% improvement (HiSCR50) in approx. 50% of patients 1 ITT - NRI, non - responder imputation in an intention - to - treat population | Humira ® Prescribing Information, Kimball et al N Engl J Med 2016;375:422 – 434 34 31 42 46 HiSCR 50 response, (%) +8 +15 Secukinumab (Cosentyx ®3 ) FDA HS approval 2023 2 ▪ IL - 17A inhibitor Traditional mAb (~150 kDa) SUNSHINE I HiSCR 50 at Week 16 (ITT - mNRI) SUNRISE II HiSCR 50 at Week 16 (ITT - mNRI) 50% improvement (HiSCR 50) in approx. 45% of patients 8 years 2 ITT - mNRI, modified non - responder imputation in an intention - to - treat population | Cosentyx ® Prescribing Information, Kimball et al. Lancet 2023;40:747 – 761 © 2024 | Proprietary | MoonLake TX

Can targeting IL-17A + IL-17F advance treatment goals in HS?

53

Bimekizumab (Bimzelx®)

- **IL-17A and IL-F inhibitor** Traditional mAb (~150kDa)



Primary endpoint
HiSCR 50 at Week 16 (ITT-mNRI)
BE HEARD I
BE HEARD II
PBO N=~73, BKZ N=~290 per arm
29
45
48
+16
+19
32
54
52
+22
+20
Placebo
BKZ Q4W
BKZ Q2W
Placebo
BKZ Q4W
BKZ Q2W
Secondary endpoint
HiSCR 75 at Week 16 (ITT-mNRI)
BE HEARD I
BE HEARD II
PBO N=~73, BKZ N=~290 per arm
18
25
33
+7
+15
16
34
36
+18
+20
Placebo
BKZ Q4W
BKZ Q2W
Placebo
BKZ Q4W
BKZ Q2W

Elevating trial endpoints

- Primary endpoint response was within the range of reports from earlier HS trials
- HiSCR 75 data suggested possibility of achieving higher threshold responses in HS than HiSCR 50

- Safety profile: No unexpected findings (oral candidiasis as expected from MOA)
- Maintenance of response: Phase 3 data showed continued efficacy to Week 48

mNRI; modified non-responder imputation, with missing data due to adverse events or lack of efficacy, and systemic antibiotic initiation or intensification, imputed as non-response
Kimball et al AAD 2023;late-breaking presentation

© 2024 | Proprietary | MoonLake TX

54 Elevated IL - 17A + IL - 17F in HS: rationale for targeting both cytokines Both IL - 17A and IL - 17F are elevated in HS lesions, including inflammatory nodules and draining tunnels 1 10 100 IL - 17F (pg/mL) 0.1 1 10 100 IL - 17A (pg/mL) * P <0.05 * P <0.05 * P <0.05 0.1 Perilsional Nodule Tunnel Perilesional Nodule Tunnel IL - 17A and IL - 17F protein levels measured by cytokine array Data represent mean “ SEM. N=6 biopsy lysate samples for each tissue CXCL 1 CXCL 8 CCL 20 IL - 17A IL - 17F IL - 1 β TNF IL - 17A and IL - 17F in HS pathogenesis 1 MoonLake research 2 1 Figure reproduced under the terms of the CC - BY license | Krueger et al Br J Dermtol 2024 23;190:149 – 162 2 SEM, standard error of the mean | Reich et al EHSF 2024;T1 - P - 03 © 2024 | Proprietary | MoonLake TX

55 Can Nanobodies ® improve outcomes in HS? Albumin - binding domains target inflammation Smaller biologics higher tissue uptake 1 Accumulation of Nanobodies ® 24 h after treatment 2 Distribution of anti - TNF Nanobodies ® +/ - albumin - binding site 24h after a single injection in mice with collagen - induced arthritis 100 90 80 70 60 50 40 30 20 10 0 0 200 50 100 150 Molecular weight of biologic (kDa) Biodistribution coefficient 1 (%) - 50% - 50% Smaller biologics such as Nanobodies ® may include an albumin - binding domain to target inflammation and extend half - life 2 Nanobody ® without albumin - binding site Nanobody ® with albumin - binding site Anti - TNF Anti - TNF Anti - TNF Anti - TNF Anti - albumin Arthritis induced in left paws only Paws with induced arthritis 1 Biodistribution coefficient, calculated as tissue concentration/plasma concentration in muscle (other tissues ranged from 14 to 41 kDa molecular weight change required for a 50% difference in tissue penetration); Li et al. mAbs 2016;8:113 – 9 Tissue penetration decreases 50% with every ~35 kDa Nanobodies ® are designed to directly target sites of inflammation in difficult - to - reach tissues, such as the deep dermal tunnels in HS 3 2 Coppieters et al. Arthritis Rheum 2006;54:1856 – 66 3 Krueger et al Br J Dermatol 2024;190:149 – 162 © 2024 | Proprietary | MoonLake TX

27.9 65.7 53.0 Placebo N=68 SLK 120 mg N=67 SLK 240 mg N=66 14.7 43.3 34.8 0 20 40 60 80 Placebo N=68 SLK 120 mg N=67 SLK 240 mg N=66 Participants achieving response (%) 56 High levels of response were seen with sonelokimab in the MIRA trial MIRA efficacy at Week 12 SLK achieved pain responses at the high threshold of NRS 50 Peer - reviewed Week 24 data will be presented today at AAD Late - breaking research session, 14:00 PST Sonelokimab was well tolerated with no unexpected safety findings 4.3 0 20 40 60 80 Placebo N=47 SLK 120 mg N=50 SLK 240 mg N=46 Participants achieving NRS 50 (%) *** 32.0 *** 41.3 Pain at Week 12 NRS 50 (ITT - NRI) Primary endpoint 1 st time in an HS trial HiSCR 75 (ITT - NRI) Key secondary endpoint HiSCR 50 (ITT - NRI) +29 +20 +38 +25 Kimball et al EADV 2023;late - breaking presentation D1T01.1H © 2024 | Proprietary | MoonLake TX Highest levels of placebo - adjusted HiSCR responses reported to date Higher pain threshold than earlier HS studies

57

Imaging lesions beneath the skin shows a direct effect on tunnels

An exploratory ultrasound sub-study measured direct evidence of draining tunnel changes with SLK



Baseline | Week 12

- Case study of a participant randomized to the sonelokimab 240 mg treatment arm
- Reduction in tunnel diameter and inflammatory activity observed at Week 12

Complete resolution of draining tunnels (DT 100) at Week 12 (NRI)


Participants achieving DT 100 (%)
0
10
20
30
40
50
23.8
41.1
*
32.7
Placebo (n=63)
Sonelokimab 120 mg (n=56)
Sonelokimab 240 mg (n=52)

Phase 3 will be critical to better understand the potential of SLK as a Nanobody to improve clinical outcomes

Ultrasound images show the same draining tunnel (white arrow) at baseline and week 12; color-shaded areas indicate active inflammation (duplex signal of increased blood flow in the peri-tunnel area; grey arrow) | Kirby et al ISDS 2023;P260

© 2024 | Proprietary | MoonLake TX

After MIRA: what I would like to see in a Phase 3 program
58

A key goal of Phase 3 will be to show consistency with Phase 2, while always maintaining a patient-centered focus

ENDPOINT SELECTION

High level endpoints, such as **HiSCR 75, DT 100, IHS4-100**

MAINTENANCE OF RESPONSE

Assessing the **longevity** of treatment effect is critical

PATIENT POPULATION

Baseline disease severity is key for interpreting results

Phase 3

OPTIMAL DOSE

Dose based on **risk–benefit** evidence per **regulators**

SIMPLE PROTOCOL

A protocol **consistent with MIRA**, attractive to derms

COHORT SIZE

Enroll **sufficient number of patients** to satisfy regulators

Looking at high level endpoints and including patients with severe disease reflects patients in clinical practice

Expert opinion of Prof. Kenneth B. Gordon

© 2024 | Proprietary | MoonLake TX

© 2024 | Confidential and Proprietary | MoonLake TX 59 SLK differentiation & Phase 3 program Kristian Reich

Recap: Setting a new bar in HS for primary endpoints

MoonLake

HiSCR75 delta to PLC (Primary endpoint only for SLK)

Percent delta for best doses, primary analysis



*p=0.0002
29
18
16
13
n.d.
n.d.
SLK performs **better than BKZ,** already at week 12
SLK
BKZ
ADA
POV
UPA
SEC
Key elements
Wk 12
Wk 16
Wk 12
Wk 16
Wk 12
Wk 16
120 mg
320mg
40mg
75mg
30mg
300mg
(NRI)
(mNRI, All-Abx)
(NRI)
(mNRI)
(mNRI)
(mNRI)

HiSCR50 delta to PLC (Primary endpoint for others[1])

Percent delta for best doses, primary analysis



* p<0.0001
38
19
24
17
15
11
SLK performs **better than others,** already at HiSCR50
SLK
BKZ
ADA
POV
UPA
SEC
Wk 12
Wk 16
Wk 12
Wk 16
Wk 12
Wk 16
120 mg
320mg
40mg
75mg
30mg
300mg
(NRI)
(mNRI, All-Abx)
(NRI)
(mNRI)
(mNRI)
(mNRI)

Note: This is a comparison across trials, with inherent limitations. No head-to-head trials. 1 POV used mean AN count reduction as primary endpoint 2 Estimation of HiSCR75 delta to PLC at wk 16 using the avg. response of the 2 crossed-over groups from PLC to SLK doses at wk 12 (PLC plateaus already from week 8) and the wk 16 response for the 120mg arm; PLC, Placebo; SLK, Sonelokimab (MIRA study); BKZ, Bimekizumab (pooled BE HEARD I/II); ADA, Adalimumab (pooled PIONEER I/II); POV, Povorcitinhib (NCT04476043); UPA, Upadacitinib (NCT04430855); SEC, Secukinumab (pooled SUNRISE/SUNSHINE)
Source: MoonLake Clinical (R&D Day June 27th 2023)

© 2024 | Proprietary | MoonLake TX

60

HS: Response with SLK increases through week 24, with monthly dose HiSCR90 response Percent (%) pts reaching score Weeks Weeks Significant increase in number of patients reaching HiSCR75 with convenient monthly injection Deepening of responses with monthly maintenance dosing, as close to 40% of patients reach HiSCR90 by week 24 1 ITT - NRI data up to Wk 12 (Part A) 2 As observed data from Wk 14 - 24 (Part B) 43.3 56.9 0 10 20 30 40 50 HiSCR75 response (Primary endpoint) Percent (%) pts reaching score 60 0 2 4 6 8 10 12 14 16 18 20 22 24 PLC SLK 120mg SLK 240mg 14.7 Part A 1 Part B 2 22.4 37.9 7.4 Part A 1 0 10 20 30 40 0 2 4 6 8 10 12 14 16 18 20 22 24 Part B 2 HiSCR100 = 29.3% (W24, SLK 120mg) 10 ppt + 40 ppt + 14 ppt + 30 ppt + Source: MoonLake Clinical © 2024 | Proprietary | MoonLake TX 61

4 in 10 pts 1 in 4 pts HS: SLK allows patients & physicians to aim for inflammatory remission Monthly SLK deepens IHS4 response (e.g., IHS4 - 90 and IHS4 - 100) About 1 in 4 four HS patients on monthly SLK 120mg achieve inflammatory remission (IHS4 - 100) 1 ITT - NRI data up to Wk 12; as observed data after week 12 10.3 23.9 39.7 18.2 22.4 SLK 120mg SLK 120mg PLC SLK 240mg SLK 240mg IHS4 - 90 response Percent (%) pts reaching score 1 Week 12 (Part A) Week 24 (Part B) Week 12 (Part A) Week 24 (Part B) ~15 ppt Week 12 (Part A) Week 24 (Part B) Week 12 (Part A) Week 24 (Part B) SLK 120mg SLK 120mg PLC SLK 240mg SLK 240mg IHS4 - 100 response Percent (%) pts reaching score 1 ~12 ppt 5.9 Source: MoonLake Clinical © 2024 | Proprietary | MoonLake TX 62 11.9 24.1 9.1 15.5

Source: © 2024 | Proprietary | MoonLake TX 63 HS: The results are staggering and confirm SLK as the potential leader MoonLake Corporate Higher HiSCR75 with Q4W dosing 57% of patients reach HiSCR75 at week 24 with 120mg ( 10ppt +) Greater depth of responses 40% patients reach HiSCR90 and IHS4 - 90 by week 24 ( 14ppt +) More disease control 1 in every 4 patients in inflammatory remission (IHS4 - 100) & 40%+ report absent or minimal disease activity (PGI - S) Best dose confirmed 120mg is best performing dose across the board and dose behavior replicated from wk 12 Effect on TNF patients At wk 24 patients respond better with SLK vs. ADA; non - responders reach SLK - like responses within 12 weeks Favorable safety profile No new signals, no IBD, or malignancy , mAb - like ISR rate, Candida (if present) transient and with no discontinuations

1 Randomization stratified by Hurley stage status (II vs. III) and prior biologic use (Y/N). Patients in Hurley stage III limited to ~40%; 2 responder: HiSCR75 on two consecutive visits 4 weeks apart Source: MoonLake Clinical Development © 2024 | Proprietary | MoonLake TX HS: Very positive FDA & EMA EoP2 meeting, HS highly de - risked 64 Placebo Screening (2 to 4 weeks) Placebo - controlled Placebo crossover Sonelokimab 120mg: Weeks 0, 2, 4, 6, 8, then Q4W Sonelokimab 120mg: Weeks 16, 18, 20, 22, 24, then Q4W Group 1 (n=266) R 1 Group 2 (n=133) OLE (up to 2 yrs) Week 0 4 16 1 Σ EP vs PLC 52 2 Σ EP 8 24 ▪ One dose phase 3 – FDA agrees HS dosing is very clear (120mg) ▪ 800 patients only (compared with Novartis, UCB, others) – FDA sees Ph 2 as registrational and considers patient data from other indications ▪ All other areas including stats, analytics etc. all clear and low risk ▪ Allows being forward with primary endpoint already in mid 2025, launch in 2027 (within 18 - 24 months of BKZ launch) ▪ Cash in hand for HS trial with no risk to other trials ▪ Simpler protocol compared to Phase 2 with stats that will likely favor delta to PLC (e.g., mNRI vs. NRI) Phase 3 protocol post FDA EoP2 meeting Detailed interaction correspondence with FDA and EMA available Comparable Phase 2 and 3 protocols available Protocol repeated 2x (n=800 pts) – VELA I and II (both follow the same protocol)

Source: © 2024 | Proprietary | MoonLake TX MoonLake ClinDev 65 2. HS: VELA builds on the success of MIRA Announcing Phase 3 HS program: VELA I VELA II The MoonLake HS clinical trials continue to be the only ones with HiSCR75 as the primary endpoint

HS: Pivotal-like MIRA design is replicated in Ph3, in contrast to other trials

MoonLake

BKZ Ph2[1,2] n=90	BKZ Ph3 (BH II)[3,4] n=509	MLTX Ph2 (MIRA) n=234	MLTX Ph3 (VELA) n=800
Trial structure			
Only one dose tested	Two doses tested	Two doses tested	One dose tested
Loading dose	No loading dose	No loading dose	No loading dose
21 patients received placebo	74 patients received placebo	68 patients received placebo	266 patients receive placebo
Double Blinded/Placebo-controlled	Double Blinded/Placebo-controlled	Double Blinded/Placebo-controlled	Double Blinded/Placebo-controlled
Stats analyses			
PPS with no clear Abx Tx rules	ITT with Abx Tx rules	ITT with Abx Tx rules	ITT with Abx Tx rules
NRI, as observed[5]	mNRI	NRI	mNRI
Bayesian augmentation +40 PBO, ADA	No Bayesian augmentation	No Bayesian augmentation	No Bayesian augmentation
9% placebo HiSCR 75	16% placebo HiSCR 75	15% placebo HiSCR 75	Replication of PhII expected
12% discontinuations primary period	~8% discontinuations primary period	~5% discontinuations primary period	Low discontinuations expected
Cohort characteristics			
0% prior biologic use[6]	13% prior biologic use	18% prior biologic use[7] with 30% cap	30% prior biologic cap[9]
Mandatory topical antiseptic	No mandatory antiseptic	No mandatory antiseptic	No mandatory antiseptic
≥3 AN lesions	≥5 AN lesions	≥5 AN lesions	≥5 AN lesions
Mean AN # 14.5 BKZ vs 22.1 PBO	Mean AN # 17.7 BKZ Q4W[8] vs 14.4 PBO	Mean AN # balanced 14.6 SLK 120 vs 14.5 PBO	Balanced mean AN expected
49% Hurley II	61% Hurley II	64% Hurley II	40% Hurley III cap
No limit on concomitant Abx (% not reported)	Concomitant Abx limit not reported (9% at baseline in overall population)	30% limit on concomitant Abx (11% at baseline in overall population)	30% limit on concomitant Abx
1 stratification factor (Hurley)	2 stratification factors (Hurley, ABX)	2 stratification factors (Hurley, prior Bx)	3 stratification factors (Hurley, prior Bx, region)

1 Glatt et al. JAMA Dermatol 2021;157:1279–88; 2 NCT03248531; 3 Kimball et al. AAD 2023;oral presentation; 4 NCT04242498; 5 Sensitivity analysis presented as key data in primary publication; 6 No prior TNFi or IL-17i as per protocol — other prior biologic experience is not clarified in study publications 7 No primary failures or patients unsuitable for therapy 8 Mean AN # 17.2 for Q2W→Q4W arm and 14.7 for Q2W→Q2W arm 9 previous IL-17A/F excluded, no primary failure to IL-17i

Note: comparisons across trials, with inherent limitations. Not head-to-head trials. Not all trial details might be captured in full. VELA designs subject to final regulatory approval

Source: MoonLake Clinical

© 2024 | Proprietary | MoonLake TX

66

© 2024 | Confidential and Proprietary | MoonLake TX 67 HS is the next large indication in Derm Jorge Santos da Silva

Recap: The HS market is expected to growth to >10bn USD by 2035

MoonLake

U.S. HS Biologics Market estimation, examples of main MoAs

$2bn+

2035

$10bn+

SLK as "Best of both worlds" ***MoA & molecule characteristics***

- ✓ Leading HiSCR75 response
- ✓ Effect on tunnels (penetration)
- ✓ Speed and depth of response
- ✓ Inflammatory Remission
- ✓ Patient Reported outcomes
- ✓ TNF-IR switching advantageous
- ✓ Safety profile

Today	**Future**			
HUMIRA adalimumab	Cosentyx (secukinumab)	Bimzelx (bimekizumab)	**SLK**	**JAK-inhibitors**
TNF α (mAb) AbbVie	IL-17 A (mAb) Novartis	IL-17 A+F (mAb) UCB	IL-17A & F (small bio) MoonLake	JAKs (chem) AbbVie / Incyte
Only ~50% of patients achieve HiSCR50 at wk 12	**Marginally lower efficacy** vs. Humira but **durable response** and good safety	Data supporting **IL 17A&F inhib. as best MoA** in HS	SLK uses **best MoA and is highly differentiated** (efficacy and likely safety)	**No improvements in efficacy** vs approved drugs
Limited durability of response (<11 m)	**Key strategic focus** for Novartis	**US launch expected in 2025,** as key driver for UCB	**Unique features** (tunnels, convenience etc.)	Focus on **later line treatments**

Note: This is a comparison across trials, with inherent limitations. No head-to-head trials. 1 POV used mean AN count reduction as primary endpoint; PLC, Placebo; SLK, Sonelokimab (MIRA study); BKZ, Bimekizumab (pooled BE HEARD I/II); ADA, Adalimumab (pooled PIONEER I/II); POV, Povorcitinib (NCT04476043); UPA, Upadacitinib (NCT04430855); SEC, Secukinumab (pooled SUNRISE/SUNSHINE). Launch dates based on MoonLake estimate

Source: MoonLake Commercial, DRG/Clarivate, academic journals, CBO; Komodo Health

© 2024 | Proprietary | MoonLake TX

68

Market: Large market size is substantiated by real-world data

U.S. adult HS patients

Claims methodology

- **Source are unique U.S. patients** from prescription claims data
- **~250m** U.S. patient lives (~75% coverage)
- **Diagnosed & treated** patients with HS diagnosis (ICD-10 L73.2)

Key insights (extrapolated to 100% of U.S. population)

~2.0m	**Unique patients diagnosed and treated** in 2016-2023[1]	→	**Confirms** large existing HS population
~240k	**New diagnosed and treated patients every year** (previously undiagnosed)[2]	→	**Confirms** underdiagnosis & future growth potential
~40k/56k	**Adalimumab / Biologics** treated patients in 2023[3]	→	**Confirms** current Bx market size estimates
~30%	**Bx prescriptions are non-Adalimumab** in 2023[3]	→	**Confirms** high unmet need & need for new treatments
~25%	**Growth p.a. in Biologics-treated** pts in 2016-2023[4]	→	**Confirms** high unmet need & Bx market growth potential

1: rows 1–2
2: rows 3–5

Note: Biologics (Bx) includes other targeted therapies (e.g., JAKs, PDE4i); 1. Patients ≥18 years with a HS diagnosis in 2016-2023; Extrapolated based on ~75% claims coverage rate (U.S. claims data); 2. historic average of annually net new diagnosed HS patients in 2016-2023, based on~75% coverage rate; 3. Patients with a HS-related Bx prescription in 2023 AND a HS diagnosis in 2016-2023; 4. Based on historic growth of patients with a HS-related Bx prescription in the given year and a preceding HS diagnosis

Source: MoonLake Commercial, © 2023 Komodo Health, Inc. All rights reserved.

© 2024 | Proprietary | MoonLake TX 69

Market: Claims alone show ~2M HS patients – not incl. undiagnosed 2.0 2.9 0.9 1.9 4.8 1. Includes patients ≥18 years with a HS diagnosis in 2016 - 2023; Extrapolated based on ~75% claims coverage – showing a 0.8% of U.S. Population HS diagnosed and treated; 2. Scaling the 2M patients (0.8%) to 2.1% prevalence (as per literature – see footnote 4); 3. Based on extrapolating historic average of annually net new diagnosed HS patients from 2024 - 2027; based on ~75% U.S. claims coverage; 4. Prens L. et al. Br J Dermatol. 2022 Prevalence 240k net new patients p.a. – projecting historic average U.S. adult HS patients Diagnosed today already 1 Likely diagnosed until launch 3 Additional growth opportunity until peak 3 Claims confirm significant HS market already today we see ~1% of the population being diagnosed & treated Market size based at peak (2035) 3 Market potential at launch (2027) 3 240k net new patients p.a. – projecting historic average 1 ~1% ~2% Literature estimate 4 Diagnosed & treated 1 ~5.5 2 Source: MoonLake Commercial, © 2023 Komodo Health, Inc. All rights reserved. © 2024 | Proprietary | MoonLake TX 70

1. HS patients receiving respective care in the first year after diagnosis; 2. HS patients receiving respective care in years 2 and 3 post diagnosis, as a % of year 1 patients, 3. Consecutively on drug for >24m Source: Market research, © 2023 Komodo Health, Inc. All rights reserved. © 2024 | Proprietary | MoonLake TX Market: HS patients face challenging journey – even years after Dx U.S. adult HS patients Therapy post HS diagnosis Year 2 - 3, Year 1 1 of year 1 2 Patients are cycling through various supportive care treatments – pre and post biologics 71 1 Patients on antibiotics or steroids – most continue longer - term 55% + 65% + 30% + 55% + 15% 20% 3% 0.6% Patients that undergo HS related surgery – continue to have surgeries Patients visiting an emergency room – most continue to have visits Patients on biologics – few remain on drug uninterruptedly 3

Source: MoonLake Commercial, © 2023 Komodo Health, Inc. All rights reserved.. N Engl J Med 2016; 375:422 - 434; JAMA Dermatol. 2022 Feb; 158(2): 1 – 5. © 2024 | Proprietary | MoonLake TX Trial results: Maintenance of response ~55% did not maintain response after 9m ~35% ~55% ~30% <6 months <12 months <18 months >18 months % of patients by months on therapy (prescription fill breaks >3 months treated as new treatment) xx Median duration (m) on therapy Claims data confirms limited duration of therapy (~11m median) for Adalimumab in real - world patients, leaving them without efficacious HS treatment option Claims: Duration of therapy (N=53k) 1 2 ~11m median duration of treatment Not linked to U.S. access & affordability hurdles, 9 15 ~70% 29 11 given European studies show similar results 2 Market: Adalimumab with limited duration of response in real world 1. Average duration of treatment for the period of 2016 - 2023 for HS - relevant Adalimumab patients with a prescription start in until 2022; 2. E.g., Prens L.M. et al. Br J Dermatol. 2021 Jul;185(1):177 - 184. doi: 10.1111/bjd.19863, Ring H.C. et al. JAMA Dermatol. 2022 Feb 1;158(2):184 - 188. doi: 10.1001/jamadermatol.2021.4805. 72 1

2 **Market:** Growth and unmet need expected to remain high

MoonLake

HS Biologics and targeted treatment patients in U.S. (k)[1]


Existing
Net new
~40% Bx growth p.a. in AD since Bx launch[2]
+24%
13
7
6
19
9
10
22
13
9
29
17
12
32
21
11
40
25
15
50
32
17
56
39
17
240-310
2016
2017
2018
2019
2020
2021
2022
2023
2035
2023 claims not 100% captured
Assumes historic growth, 8-10% Bx share in peak
Bx as % of yearly treated patients[3]:
3%
8-10%
Analogs at 8-15% (PsO, axSpA, PsA, AD)[4]

- **Bx treatments with strong grows at ~25% p.a.** from 2016 to 2023
- Today's Bx share is starting from a small base due to limited **effective Bx treatments and low durability of Adalimumab** (~3% of yearly treated patients)
- **~30% of Bx treatments other than Humira** (e.g., ixekizumab), further highlighting the **need for a novel and effective treatment options in HS**

1. Patients with a HS-relevant biologics prescription in the respective year and a preceding HS diagnosis; includes JAKs and PDE4i; 2. Annual growth in Bx for patients with a preceding AD diagnosis in 2017-2023; 3. Share of patients with a HS-relevant biologics prescription in the respective year as % of the annually treated HS population (~65%); 4. Share of patients with a relevant Biologics prescription for PsO / axSpA / PsA in 2023 as % of the total patients with a PsO / axSpA / PsA diagnosis in 2016-2023

Source: MoonLake Commercial, Market research, © 2023 Komodo Health, Inc. All rights reserved.

© 2024 | Proprietary | MoonLake TX 73

0.5 0.5 0.3 0.5 Market: Humira accounts for most of current $2bn+ biologics market Competitors Patients treated (k) 1 2023 claims not 100% captured yet (time lag) HS market (2023 – Q4 claims not fully covered) X 2023 fill rate (yrs) 2 X Net price (USDk) 3 = Revenue (USDbn) Total 1. Includes patients with a prescription of the respective drug in 2023 AND a corresponding HS diagnosis (U.S. claims data); 2. Based on average days supplied across all patients on the respective drug in 2023 (Avg. fill rate for all patients with a prescription in 2023) ; 3. Calculated as annualized WAC (for maintenance therapy) net of total GTN incl. service fees, statutory & confidential discretionary rebates, etc. (based on market research); 4. Includes JAKs and PDE4i 41 4 4 12 1.6 0.1 <0.1 0.3 80 60 45 45 2.1 Other TNFi Other biologics and targeted treatments 4 Approval only in Oct 2023 2 Source: MoonLake Commercial, Market research, © 2023 Komodo Health, Inc. All rights reserved. © 2024 | Proprietary | MoonLake TX 74

2 **Market:** PsO shows clinical differentiation wins over time-to-market

MoonLake

PsO biologics patients in U.S. (k)[1]



Drug: (launch)
Humira (2005)
Cosentyx (2015)
Skyrizi (2019)
Other
Includes 20+ products
+21%
154
262
305
367
419
447
513
573
36%
7%
35%
9%
32%
11%
28%
13%
2%
23%
13%
5%
23%
11%
9%
21%
10%
12%
18%
9%
19%
Cosentyx with a fast market share ramp-up after launch, up to 13%
-18pt
+2pt
+19pt
~40% of total market growth since launch
-2pt
2016
2017
2018
2019
2020
2021
2022
2023
Share delta '23 vs. 16'

- **Better clinical profile matters most**: After their respective launches Cosentyx and Skyrizi are capturing a big share of the market
- **New entrants are growing the market**: Upon their launches the biologics market has grown substantially (Skyrizi accounted for 40% of market growth)
- **Disease area leadership can be built despite launching later**: Skyrizi is market leader in PsO (~19% share in 2023) among 20+ biologics competitors

New entrants capture substantial share in PsO and increase market growth rate by improving efficacy and setting a new bar for treatment outcomes (e.g., PASI100), despite not being first-to-market

1. Patients with a biologics prescription in the respective year and a preceding PsO diagnosis;

Source: Market research, © 2023 Komodo Health, Inc. All rights reserved.

© 2024 | Proprietary | MoonLake TX

Market: The HS market might be even larger than $10bn in 2035

MoonLake

U.S. adults HS Biologics Market estimation

~$10bn+ U.S. market size projection based on very conversative extrapolations of historic growth

	2035		2035
	$10bn+		**$15bn+**
Diagnosed prevalence	**4.8m** based on claims extrapolation[1]	Higher HS awareness increases diagnosis and treatment rate →	**5m+** likely given claims only capture diagnosed & treated[2]
Biologics adoption	**~8%**	More efficacious treatment options increase Bx adoption to levels of analogs →	**~10%** analogs ~15% (PsA, axSpA[3])

Through recent claims analyses we cannot only substantiate the projected 2035 $10bn HS market in the U.S. but we believe the true HS market in the U.S. has potential to become $15bn+

1. Patients ≥18 years with a HS diagnosis in 2016-2023; Extrapolated based on ~75% claims coverage rate, further conservatively extrapolating historic average of annually net new diagnosed HS patients from 2024-2027 and ~70% of historic average of annually net new diagnosed HS patients from 2028-2035; Assumes based on ~75% claims coverage rate, 2. Share of patients with a relevant Bx prescription for PsO / axSpA / PsA in 2023 as % of the total patients with a PsO / axSpA / PsA diagnosis in 2016-2023; 3. extrapolated based on SLK opportunity and Humira-like prices

Source: MoonLake Commercial, © 2023 Komodo Health, Inc. All rights reserved.

© 2024 | Proprietary | MoonLake TX 76

1. Based on Komodo Health claims data: Includes patients with a Bx prescription in 2022 and a HS diagnosis in 2015 - 2022 Source: Market research, © 2023 Komodo Health, Inc. All rights reserved., MoonLake Commercial © 2024 | Proprietary | MoonLake TX 0 20 40 60 % of HCOs % of pts 15 states in the U.S. cover ~70% of Biologics treated patients 1 12% of HCOs cover ~70% of Biologics patients 1 (within top 15 states) Targeted Go - To - Market approach enables to unlock SLK blockbuster status in concentrated HS landscape 5% 12% 5% (~210) of HCOs cover 50% of Bx pts 100 80 ~12% (~520) of HCOs cover 70% of Bx pts Distribution by state Distribution by HCO in top 15 states Targeting: Achieving SLK blockbuster status in concentrated landscape Top 5 cities in CA / TX cover 60 - 70% of Bx patients High concentration of patients also driven by established HS - COEs (65) (as per HS Foundation) U.S. adult HS patients on biologics 77

Competition: Bimzelx above expectations – SLK is **further differentiated**

MoonLake

Bimzelx confirms A&F as winning MoA with fast market uptake and good clinical data (in Plaque Psoriasis)



Christmas week
(25-31 December)
Weekly TRx
500
400
300
200
100
0
511
466
431
339
307
292
250
251
207
206
145
138
91
14
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8
Week 9
Week 10
Week 11
Week 12
Week 13
Week 14
Week 15
Bimzelx (UCB)
Taltz (LLY)
Cosentyx (NOVN)
Tremfya (JNJ)
Skyrizi (ABBV)
Sotyktu (BMY)

SLK shows a differentiated profile across multiple trials and clinical outcomes

- SLK has shown **leading responses** at wk 12 and week 24 in across **all relevant outcomes in HS (**MIRA trial), incl. being the **first to use HiSCR75** as primary endpoint, showing largest **deltas to placebo in different HiSCRs**, bringing **one quarter of patients to inflammatory remission**, demonstrating **impact on tunnels** etc.
- SLK shows **leading responses across all relevant outcomes in PsA** (ARGO trial) at wk 12 and wk 24, **especially in multi-domain scores** where other drugs appear to struggle
- Original data in Psoriasis (PsO) indicates that **SLK also has leading responses in skin inflammation and can sustain longer-term responses**

Bimzelx has achieved leadership in the dynamic market share of the IL-17 class, withnshare reaching ~40%

Note: Comparisons across trials, with inherent limitations. No head-to-head trials. 1 Warren et al., EADV 2021, P0353

Source: MoonLake Commercial, IQVIA, Barclays Research, RAPID Weekly Audit, November 2023-December 2023 (Copyright IQVIA), Company statements

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HS: SLK is most convenient

Maintenance injection schedule

Bimzelx (bimekizumab)	Cosentyx (secukinumab)	SLK
15s injection time *per 1ml syringe*[1]	**15s injection time** *per 1ml syringe*[2]	**3s injection time** *per 1ml syringe*



Substantially fewer and quicker injections
(5x faster injection)

Note: 320 mg for Bimzelx and 300mg for Cosentyx require 2 syringes per application – then every two weeks [Q2W] applied 1. Trial includes Q2W and Q4W dosing regimens (both requiring 2 injections) – TBD on actual label 2. Available as 2x 150mg (4 injections) and 300mg/2ml pens; Standard dose as Q4W, but possibility to move to 300mg Q2W

Source: Product leaflets, Company information, MoonLake Commercial

© 2024 | Proprietary | MoonLake TX
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Recap: HS provides a sizable market with high unmet need

MoonLake

- **Sizeable, underdiagnosed market:** 2m patients today, >240k newly diagnosed patients every year
- **Albeit starting from a small base** (~13k in 2016) **biologics market is growing rapidly** (25% p.a.): similar trajectory to other markets such as PsO, AD etc.
- **Severe unmet need** with current options: patients cycled through with no disease control
- **HS causes a significant burden to patients and health systems** (ER visits, surgeries, medications)
- **SLK has potential to be the most differentiated:** Patients ~11m in ADA, ~4x SEC patients needed to get to SLK outcome (HiSCR50), 10-20ppt higher in key scores versus BKZ

*Market likely **among the largest across Inflammation (15bn+)** and able to accommodate different players: **SLK positioned as potential leader***

Source: MoonLake Commercial

© 2024 | Proprietary | MoonLake TX
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© 2024 | Proprietary | MoonLake TX New indications New frontiers for SLK and MLTX 81

SLK is a unique molecule: Nanobody® that targets IL-17 A & F

Illustrative

IL-17A and IL-17F function as dimers to drive inflammation, through activation of IL-17RA & RC receptor complexes

Different IL-17RA & RC chains combine to form complexes, and those have different affinity for different dimers[1,2]

Not all IL-17-targeting therapeutics can inhibit IL-17A/A, IL-17A/F and IL-17F/F dimers

SLK is the only asset that binds all dimers and with similar affinity



A/A
A/F
F/F
A A
A F
F F
ACELYRIN
IL-17A/A inhibitors
Lilly
DICE
NOVARTIS
IL-17A inhibitors
ucb
IL-17A and IL-17F Nanobody®
Sonelokimab
MoonLake
IL-17RA
IL-17RA
IL-17RA
IL-17RC
IL-17RC
IL-17RC
Dimer affinity of receptor
F/F
A/A

1 Liu S, et al. Nat Commun. 2013;4:1888; 2 Goepfert A, et al. Immunity. 2020 Mar 17;52(3):499-512

Source: MoonLake Research

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Key MoA: IL-17A & F is at the crux of **many** inflammation pathways

MoonLake

Multiple stimuli induce subsets of immune cells to produce IL-17A and F	**Different cell types preferentially produce IL-17 A and/or F**	**IL-17A and F as "bottleneck" in many pathologies**	**IL-17A and F induce multiple pro-inflammatory effectors, e.g. activation of keratinocytes**



IL-23
IL-1α IL-1β
IL-18
IL-6
TGFβ
TCR activation
TNFα
IL-12
C5a
differential activation
Adaptive T cells
Th, Tc cells
Innate lymphocytes
γδTcells, ILC3, MAIT
Neutrophils
differential production
IL-17A
IL-17F
IL-19
IL-36
CXCL1
CXCL8
CCL20

Targeting upstream or downstream pathways to IL-17A and F has led to several failures as **pathways are redundant**

Source: MoonLake Clinical

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Many diseases involve IL-17A&F as a key pathway, beyond **HS and PsA**

MoonLake



Addressable Market Size
USD bn
150+
37
43
BC
Auto
AIH
SC
PBC(PSC)
GvHD
GBS
NSCLC
Rheum
PM
SLE
DM
LN
GCA
SSc
Takayasu
Behcet's
NIU
JIA (RF-)
GC
RCC
Juv HS
HS
PsA
AS
Nr-axSpA
Plaque PsO
Plaque Plus PsO
Derm
PPP
GPP
Pityriasis (PRP)
Pyoderma (PG)
A-HCC
MIR
OC
RA
UC
CD
COPD
MLTX Core indications
Other Adjacent indications
Other indications (Onco, CV)
Excluded indications (examples)

Abbreviations: HS (Hidrodenitis suppurativa), PsA (psoriatic arthritis), AS (Ankylosing Spondylitis or adiographic axial spondyloarthritis), nr-axSpA (non-radiographic axial spondyloarthritis), PsO (Psoriasis), AIH (Autoimmune Hepatitis), PSC (Primary Sclerosing Cholangitis), PBC (Primary Biliary Cholangitis), GvHD (Graft-vs-Host disease), GBS (Guillan-Barre Syndrome), PM (Polymyositis), DM (Dermatomyositis), GCA (Giant Cell Arteritis), NIU (Non-infectious uveitis), SLE (Systemic lupus erythematosus), LN (Lupus Nephritis), SSc (Systemic Sclerosis), JIA (Juvenile Idiopathic Arthritis), PPP (Palmo-plantar pustulosis), GPP (Generalized Pustular Psoriasis), BC (Breast Cancer, NSCLC (Non-small cell lung carcinoma), GC (Gastric Cancer), RCC (Renal Cell Carcinoma), A-HCC (Alcohol-related Hepatocellular Carcinoma), MIR (Myocardial ischaemia and reperfusion)

Source: Clinical and scientific publications, MoonLake

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MLTX will expand its portfolio of **SLK indications in Derm & Rheum**

- **MLTX has a robust late-stage development program ongoing**
  - HS Phase 3
  - PsA Phase 3
  - Commercialization-enabling data in 2025/2026
- **Portfolio expansion is driven on the strengths of MLTX**
  - Focus on building the leadership of SLK in Derm & Rheum (vs. "opening" new TAs)
  - Significant value that can be unlocked with our Nanobody® against IL-17 A&F
  - Where elevating treatment goals with stellar science can make a real difference


Derm
Palmo-Plantar pustulosis
(Phase 2)
Juvenile HS
(Phase 3)
Rheum
axSpA
(Phase 2)
PsA
(Phase 2)

Source: MoonLake
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How the new indications **drive value for MLTX**

MoonLake

Derm

Rheum



PPP
(Phase 2)

- **"HS-like" disease,** key priority for Derms, large unmet need
- **Up to ~10-15% of PsO patients have palmoplantar involvement**[1]
- **IL17 A&F** relevance shown through BKZ case series[2]

New indication

1 Merola J. et al. (2018). *Dermatologic Therapy; 31:e12589*. doi.org/10.1111/dth.12589 and Chimenti et al. (2020). *Biologics;14:53-75*. doi: 10.2147/BTT; 2 Passeron et al. (2023). *JAMA Dermatol*. doi:10.1001/jamadermatol.2023.5051;
3 Limited disease control – even at lower levels: ~40% of Humira pts do not reach ASAS20 at w12 based on ATLAS trial data; 4 Based on BE MOBILE trial results

Source: MoonLake

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PPP: Elevating position as the leading innovator in Derm

MoonLake

SLK can be highly differentiated…

IL-17 A&F is **most promising MoA** considering BKZ cases[1] and previously shown relative performance of SLK vs BKZ

Nanobody benefit given **deep-tissue location of lesions** (similarly to HS tunnels, pustules in deep skin)

Potential to be **first-to-market** in U.S. and US, and add yet another **distinctive therapy for Derms**

… in a severe disease without effective treatments…



Chronic inflammation: Crops of pustules causing pain & bleeding[2]

No approved therapy

Multiple MoAs failed (e.g., IL-1, IL-12/23s, IL-36, IL-17)

…by breaking new ground where others have given up

ppPASI as primary endpoint to elevate the bar vs previous attempts

Objective inflammation endpoints as additional scores to establish broader treatment goals

Competitive **number of patients** in trial, with **attractive design** for the **main PPP sites**

Deemed as sufficient to **move to Phase 3 or even approval** with successful read-outs

Market size

0.3% Global prevalence

4+ USD bn sales beyond 2037

Unmet Needs

~10-15% Of PsO patients with palmoplantar involvement[3]

0 Approved or effective treatment options

1. Passeron et al. (2023). *JAMA Dermatol.* doi:10.1001/jamadermatol.2023.5051; 2 Brunasso A. & Massone C (2021). *Fac Rev.*; Twelves et al. (2019. *J Allergy Clin Immunol, 143(3):1021-1026*. and Misiak-Galazka, M. (2020). *Am J Clin Dermatol 21, 355–370.*; 3 Merola J. et al. (2018). *Dermatologic Therapy; 31:e12589*. doi.org/10.1111/dth.12589 and Chimenti et al. (2020). *Biologics;14:53-75*. doi: 10.2147/BTT

Source: MoonLake team

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How the new indications **drive value for MLTX**

MoonLake

Derm

Rheum



PPP
(Phase 2)

- **"HS-like" disease,** key priority for Derms, large unmet need
- **Up to ~10-15% of PsO patients have palmoplantar involvement**[1]
- **IL17 A&F** relevance shown through BKZ case series[2]

New indication



Juv HS
(Phase 3)

- **First clinical trial in juvenile HS**, addressing critical gap for derms
- **Opportunity** to control progressive disease pre-irreversible damage
- **Parallel to adult HS Ph 3,** allowing further differentiation as "HS leader"

Strengthen indication

1 Merola J. et al. (2018). *Dermatologic Therapy; 31:e12589*. doi.org/10.1111/dth.12589 and Chimenti et al. (2020). *Biologics;14:53-75.* doi: 10.2147/BTT; 2 Passeron et al. (2023). *JAMA Dermatol*. doi:10.1001/jamadermatol.2023.5051;
3 Limited disease control – even at lower levels: ~40% of Humira pts do not reach ASAS20 at w12 based on ATLAS trial data; 4 Based on BE MOBILE trial results

Source: MoonLake

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How the new indications **drive value for MLTX**

MoonLake

Derm



PPP
(Phase 2)

New indication

- **"HS-like" disease,** key priority for Derms, large unmet need
- **Up to ~10-15% of PsO patients have palmoplantar involvement**[1]
- **IL17 A&F** relevance shown through BKZ case series[2]



Juv HS
(Phase 3)

Strengthen indication

- **First clinical trial in juvenile HS**, addressing critical gap for derms
- **Opportunity** to control progressive disease pre-irreversible damage
- **Parallel to adult HS Ph 3,** allowing further differentiation as "HS leader"

Rheum



axSpA
(Phase 2)

New indication

- **Multi-bn markets** (r/nr-axSpA) with limited efficacy of current SoC[3]
- With PsA allows MLTX to further **lead in seronegative Spondylarthritis**
- **IL17 A&F** relevance shown through BKZ cases[4], small size an advantage

1 Merola J. et al. (2018). *Dermatologic Therapy; 31:e12589*. doi.org/10.1111/dth.12589 and Chimenti et al. (2020). *Biologics;14:53-75.* doi: 10.2147/BTT; 2 Passeron et al. (2023). *JAMA Dermatol*. doi:10.1001/jamadermatol.2023.5051;
3 Limited disease control – even at lower levels: ~40% of Humira pts do not reach ASAS20 at w12 based on ATLAS trial data; 4 Based on BE MOBILE trial results

Source: MoonLake

© 2024 | Proprietary | MoonLake TX 89

axSpa: Broadening leadership in Rheum by elevating care in axSpA

MoonLake

SLK to elevate care to new efficacy levels…

Strong rationale for **SLK to elevate care in axSpA**

- Winning MoA, with IL-17A&F inhibition showing most durable responses
- Strong SLK PsA data in joints and nails as proxy for spinal inflammation
- Nanobody benefit in difficult-to-treat deep inflammation and co-morbidities[1]

With PsA allows MLTX to further **lead in seronegative Spondylarthritis**

… in a disease with high unmet need…



Vertebra
Normal
Ankylosing Spondylitis

Chronic inflammation of axial skeleton

Large **unmet needs**, at least 1.5M US patients diagnosed & treated in 2015-2023[2]

Limited disease control for SoC – even at lower levels[3]

…with innovative imaging to redefine outcome measurements



T2w STIR
T1w fs VIBE
Na[18F]F
Na[18F]F PET/MRI
Before treatment
3 months later

Innovative design incl. PET plus MRI imaging in parallel with clinical read-outs

Accelerated path to Phase 3

Competitive **number of patients** in trial, with **attractive design** for the **specialized sites**

Market size

1.5% As current upper level of global prevalence

10+ USD bn market potential in next 10 yrs

Unmet Needs

40% Of pts do not reach relevant improvements with current therapies[3]

30% As current upper limit of nr-axSpA patients that progress to r-axSpA[4]

1. BKZ with durable response and effective in treating co-morbidities (i.e., uveitis) based on BE MOBILE trial results; 2. Based on U.S. claims data and estimations for AS: Unique patients diagnosed between 2015-2023 (ICD-10 code: M45.*) and assuming 50:50 split between AS and nr-axSpA as per literature; 3. ~40% of Humira pts do not reach ASAS20 at w12 based on ATLAS trial data; 4. Ruderman E. et al. (2013). Arthritis Rheum. 2013;65:S1052–S1053.

Source: MoonLake team; Lubrano (E.) (2018). *Clin Rev Allergy Immunol*; 9298.; Tahir H. et al. (2021). *J Exp Pharmacol. 2;13:627-635*; MyAS; © 2024 Komodo Health, Inc. All rights reserved. Reprinted with permission.

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How the new indications **drive value for MLTX**

MoonLake

Derm

PPP
(Phase 2)

New indication

- **"HS-like" disease,** key priority for Derms, large unmet need
- **Up to ~10-15% of PsO patients have palmoplantar involvement**[1]
- **IL17 A&F** relevance shown through BKZ case series[2]

Juv HS
(Phase 3)

Strengthen indication

- **First clinical trial in juvenile HS**, addressing critical gap for derms
- **Opportunity** to control progressive disease pre-irreversible damage
- **Parallel to adult HS Ph 3,** allowing further differentiation as "HS leader"

Rheum

axSpA
(Phase 2)

New indication

- **Multi-bn markets** (r/nr-axSpA) with limited efficacy of current SoC[3]
- With PsA allows MLTX to further **lead in seronegative Spondylarthritis**
- **IL17 A&F** relevance shown through BKZ cases[4], small size an advantage

PsA
(Phase 2)

Strengthen indication

- **Double down on PsA** (and spondyloarthritis) by elevating bar on outcomes
- **Innovation to measure disease-modification** in joints, enthesitis, dactylitis
- **Parallel to current Ph 3,** further enabling commercial success

1 Merola J. et al. (2018). *Dermatologic Therapy; 31:e12589.* doi.org/10.1111/dth.12589 and Chimenti et al. (2020). *Biologics;14:53-75.* doi: 10.2147/BTT; 2 Passeron et al. (2023). *JAMA Dermatol*. doi:10.1001/jamadermatol.2023.5051;
3 Limited disease control – even at lower levels: ~40% of Humira pts do not reach ASAS20 at w12 based on ATLAS trial data; 4 Based on BE MOBILE trial results

Source: MoonLake

© 2024 | Proprietary | MoonLake TX
91

Source: MoonLake Internal Opportunity Model, © 2024 Komodo Health, Inc. All rights reserved. Reprinted with permission. © 2024 | Proprietary | MoonLake TX 92 New indications provide sizeable opportunity in multi - bn markets 1 See Bimekizumab case series: Passeron et al. (2023). JAMA Dermatol. doi:10.1001/jamadermatol.2023.5051; 2 Based on BE MOBILE trial results; 3 Prevalence based on literature and U.S. claims data / Global market size estimates based on forecasting historic growth in prevalence and MLTX research on key assumptions (e.g., net prices, adherence, etc.) 4. Humira label in juvenile based on safety data from other indications; 5 ~40% of Humira pts do not reach ASAS20 at w12 based on ATLAS trial data PPP (Phase 2) Juv HS (Phase 3) axSpA (Phase 2) PsA (Phase 2) Key challenge Mkt size ($, 2035) Prevalence (%) Leading MoA IL - 17A&F 1 IL - 17A&F TNF (no trial) IL - 17A&F 2 TNF & IL - 17A IL - 17A&F TNF & IL - 17A 0.3% 1% 1.5% 1% 3.5 - 4bn (12% growth from ‘22) USD 1 - 2bn (9% growth from ‘22) USD 10 - 12bn (6% growth from ‘22) USD 15bn (5% growth from ‘22) No approved or effective therapy No clinically studied product 4 Limited efficacy of SOC 5 Outcomes sub - optimal (e.g., ACR) Derm Rheum

1 Assuming current Phase 3 planning is agreed with regulators (+/ - 6 months) Source: MoonLake team © 2024 | Proprietary | MoonLake TX New indications further enrich the potential catalyst calendar in 2024 - 25 Jun - 23: Ph2b 1ry end - point (12 wk) Q2 2023 Q3 2023 Q4 2023 H1 2025 Mar - 24: PsA Ph2b 24 - week readout Oct - 23: HS Ph2b 24 - week read out HS HS H1 2024 HS Q3/Q4 - 24: Initiate Ph3 trial(s) PsA PsA PsA PsO Ph3 ready (2022) H2 2025 H2 2024 Q4 - 25/Q1 - 26: Ph3 1ry end - point (16 wk)1 PsA x x x New studies add 150 - 200 patients and 25+ sites to SLK overall program PPP H2 - 24: Study start (FPI) H1/H2 - 25: Full readout H1 - 25: Last patient out (LPO) axSpA H1 - 25: Last patient out (LPO) H2 - 25: Full readout H2 - 24: Study start (FPI) PsA H2 - 25: Last patient out (LPO) H2 - 25: Full readout H2 - 24: Study start (FPI) H2 - 24: Study start (FPI) H1 - 26: Full readout H1 - 26: Last patient out (LPO) Juvenile HS 93 Q3 - 25: Ph3 1ry end - point (16 wk) 1 Nov - 23: PsA Ph2b 1ry end - point (12 wk) HS x x Q1/Q2 - 24: Initiate Ph3 trial(s)

Potential new indications could **further build out SLK's potential**

MoonLake


HS
PsA
PPP
$8bn+
(2035)
axSpA
Juv HS

MoonLake continues to address the **most pressing unmet needs** in inflammatory diseases

The additional programs result in **USD 3Bn+**, continuing to push the potential of SLK as a leading drug in inflammation

Risk profile of company remains similar as **data supports portfolio expansion** and operations can be scaled up from current structured

MLTX comfortably **financed to support development plan** and growth into market launch

Source: MoonLake Corporate

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Source: © 2024 | Proprietary | MoonLake TX Moonlake Clinical 95 Taking a step back: Overview of R&D programs at MLTX Phase 3 (BLA enabling) PsA Phase 3 (2025/26) HS Phase 3 (2025/26) Juv HS Phase 3 (2026) Next wave (Ph 3 enabling) PPP Phase 2 (2025) axSpA Phase 2 (2025) PsA Phase 2 (2025) Research (incl. collaboration) Deep tissues SLK penetration based on clinical sampling (2025 - 26) New TAs Portfolio expansion based on human models (2024/25) Bio - IP - enabling Derm & markers Rheum program (2024 - 25)

© 2024 | Proprietary | MoonLake TX Moving Forward 96

SLK combines properties like no other asset

MoonLake

A promising MoA…

- **Highest responses**

  IL-17A & F inhibition showed highest & most durable responses (BKZ & SLK)

- **Favorable safety profile**

  Long history of consistent safety for IL-17, where Candida ("thrush") is main adverse event – vs. TB, ISRs, cancer, infections, CV events, death… (with TNFa or JAK1)

- **Leading potential**

  Top 2 typically get 2/3 of indication bio sales (avg. $4bn+)[1]

… and a differentiated molecule

- **Elevated Performance**

  SLK shows highest responses at high treatment goals, HiSCR75, IHS4-100, PsO PASI100, PsA MDA, ACR50/70+PASI90/100 and key patient outcomes

- **Higher goals**

  Combines higher primary clinical endpoints in comparisons to gold-standards like Humira® (or Cosentyx®)

- **Improved convenience**

  Monthly 1ml maintenance injections and leading benefit-risk profile

Note: Comparisons across trials, with inherent limitations. No head-to-head trials. 1 Based on analysis of 2023 sales of 11 indications (PsO, RA, Asthma, AD, AxSpA, CU, SLE, PsA, COPD, CD, UC) – 2030 ranges are even higher

Source: DRG, MoonLake Corporate

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97

Strategic path forward remains unchanged Current owner Source: MoonLake © 2024 | Proprietary | MoonLake TX 98 Better owner

Operating from a position of strength: over $500m in cash on the B/S

MoonLake

Cash, cash equivalents and short-term marketable debt securities in USD M



Includes -8.4m in prepayments for 2025 manufacturing runs
496
16
31
511
53
564
September 30, 2023
Q4 2023 cash burn (excl. ATM)
Q4-2023 ATM proceeds
December 31, 2023
Post-period ATM proceeds
Pro Forma Cash

Expected sufficient cash runway until the end of 2026, covering

- Ph3 program in HS
- Ph3 program in PsA
- Additional indication work
- Submission of BLA
- All other base spend

Low cash burn continues to demonstrate cost-efficient set up and focus of MLTX

$85.0m added via ATM at minimal dilution to double down on SLK development – no current plans for further raises

Source: MoonLake

© 2024 | Proprietary | MoonLake TX
99

Focus on strengthening the story of SLK as leader in Type 3 diseases

MoonLake



Inflammatory Pathway
Other
E.g., aTL1A
Type 1
E.g., Dupixent
Type 2
E.g., Sonelokimab
Type 3
Primary immune cells[1,2]
B cell
Macrophage
Th1
ILC1
NK
Th2 cell
ILC2
Mast cell
Tfh
Basophil
Eosinophil
Neutrophil
Th17
Th22
ILC3
Key cytokines[1-3]
IL-1
IL-36
IFNγ
TNF
IL-6
IL-12
IL-2
IL-4
IL-5
IL-13
IL-31
IL-17
IL-22
IL-23
Diseases related to dysregulated immunity (examples)[4,6]
B cell dominated
Pemphigus, ITP
CAPS, DIRA
Autoinflammatory
UC, CD
SLE, other CTD
Rheumatoid Arthritis
Atopic dermatitis
Allergic asthma
CRSwNP
Eosinophilic esophagitis
Food allergy, BP
PsO, PsA, HS, NR & R
Ax-SpA, GPP, PPP,
PG, GCA, SSc,
Myositis, AIH,
Cholangitis,
Glomerulosis, A-HCC etc.

Note: Simplified depiction based on key published information, not meant to be exhaustive in nature. AD, atopic dermatitis; IFNγ, interferon gamma; IL, interleukin; ILC, innate lymphoid cell; NK, natural killer; Tfh, follicular helper; Th, T helper.

1 Kaiko GE, et al. *Immunology*. 2008;123:326-338 2 Eyerich K, Eyerich S. *J Eur Acad Dermatol Venereol*. 2018;32:692-703 3 Raphael I, et al. Cytokine. 2015;74:5-17 4 Nakayama T, et al. *Annu Rev Immunol*. 2017;35:53-84 5 Coates LC, et al. *Semin Arthritis Rheum*. 2016;46:291-304 6 Gandhi NA, et al. *Expert Rev Clin Immunol*. 2017;13(5):425-437.

Source: MoonLake Corporate

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© 2024 | Proprietary | MoonLake TX Q & A 101

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